                                                                    EXHIBIT 99.1

                             COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]         OWNIT,
                             SERIES 2004-1

--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[411,783,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2004-1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                OCTOBER 21, 2004

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                             COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]         OWNIT,
                             SERIES 2004-1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                             COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]         OWNIT,
                             SERIES 2004-1

                                   TERM SHEET
                                OCTOBER 21, 2004
                                     OWNIT,
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2004-1
                          $[411,783,000] (APPROXIMATE)
                               SUBJECT TO REVISION

                                                                                               EXPECTED    STATED
                                         WAL (YRS)     PAYMENT WINDOW                            FINAL      FINAL       EXPECTED
                 APPROX                  (CALL(4)/       (CALL(4)/        PAYMENT   INTEREST   MATURITY    MATURITY      RATINGS
  CLASS         SIZE ($)     COUPON      MATURITY )      MATURITY)         DELAY    ACCRUAL       (4)        (5)     (MOODY'S / S&P)
  -----         --------     ------      ----------      ---------         -----    -------       ---        ---     ---------------
CLASS A-1A    150,668,000                              Information Not   Provided Hereby                                 Aaa/AAA

CLASS A-1B     37,667,000  LIBOR + [ ]  2.08 / 2.27    1 - 77 / 1 - 176     0      Actual/360   Mar-2011   Jul-2035      Aaa/AAA
                             (1), (2)

CLASS A-2     137,003,000  LIBOR + [ ]  2.10 / 2.32    1 - 77 / 1 - 178     0      Actual/360   Mar-2011   Jul-2035      Aaa/AAA
                             (1), (2)

CLASS M-1      30,069,000  LIBOR + [ ]  4.74 / 5.27   44 - 77 / 44 - 159    0      Actual/360   Mar-2011   Jul-2035      Aa2/AA+
                            (1), (3)

CLASS M-2      22,761,000  LIBOR + [ ]  4.52 / 5.00   40 - 77 / 40 - 144    0      Actual/360   Mar-2011   Jul-2035      A2/AA+
                            (1), (3)

CLASS M-3       6,473,000  LIBOR + [ ]  4.45 / 4.88   40 - 77 / 40 - 126    0      Actual/360   Mar-2011   Jul-2035      A3/AA+
                            (1), (3)

CLASS B-1       5,846,000  LIBOR + [ ]  4.42 / 4.81   39 - 77 / 39 - 119    0      Actual/360   Mar-2011   Jul-2035      Baa1/AA
                            (1), (3)

CLASS B-2       5,011,000                               Information Not Provided Hereby                              Baa2/AA-
CLASS B-3       3,549,000                               Information Not Provided Hereby                              Baa3/A+
CLASS B-4       2,923,000                               Information Not Provided Hereby                              NR/A-
CLASS B-5       3,967,000                               Information Not Provided Hereby                              NR/BBB+
CLASS B-6       2,923,000                               Information Not Provided Hereby                              NR/BBB
CLASS B-7       2,923,000                               Information Not Provided Hereby                              NR/BBB-
              -----------
TOTAL:        411,783,000
              -----------

      1)    Subject to the Available Funds Cap and the Maximum Rate Cap

      2) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class A-1A, Class A-1B and Class A-2 Certificates will increase to 2x its respective margin.

      3) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class B-7 Certificates will increase to 1.5x its respective margin.

      4) The Certificates will be priced at 20% HEP for the fixed rate mortgage loans and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate mortgage loans. Assumes 10% optional termination occurs.

      5)    Latest maturity date for any mortgage loan plus one year.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                             COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]         OWNIT,
                             SERIES 2004-1

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                                212-449-3659          scott_soltas@ml.com
Vince Mora                                  212-449-1437          vince_morajr@ml.com
Charles Sorrentino                          212-449-3659          charles_sorrentino@ml.com
Edgar Seah                                  212-449-3659          edgar_seah@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                                 212-449-0752          matthew_whalen@ml.com
Paul Park                                   212-449-6380          paul_park@ml.com
Tom Saywell                                 212-449-2122          tom_saywell@ml.com
Alan Chan                                   212-449-8140          alan_chan@ml.com
Fred Hubert                                 212-449-5071          fred_hubert@ml.com
Alice Chu                                   212-449-1701          alice_chu@ml.com
Sonia Lee                                   212-449-5067          sonia_lee@ml.com
Keith Singletary                            212-449-9431          Keith_singletary@ml.com
Calvin Look                                 212-449-5029          calvin_look@ml.com

MOODY'S
Michael Labuskes                            212-553-2935          michael_labuskes@moodys.com

STANDARD & POOR'S
Steve Tencer                                212-438-2104          steve_tencer@sandp.com

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                             COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]         OWNIT,
                             SERIES 2004-1

TITLE OF CERTIFICATES        OWNIT, Mortgage Loan Asset-Backed Certificates
                             Series 2004-1, consisting of: Class A-1A and Class
                             A-1B Certificates (collectively, the "Class A-1
                             Certificates"), Class A-2 Certificates (together with the Class A-1 Certificates, the "Class A
                             Certificates"), Class M-1, Class M-2, and Class
                             M-3 Certificates (collectively, the "Class M
                             Certificates"), and Class B-1, Class B-2, Class
                             B-3, Class B-4, Class B-5, Class B-6 and Class B-7
                             Certificates (collectively, the "Class B
                             Certificates")

                             The Class A Certificates, the Class M Certificates and the Class B Certificates are collectively known as the "Offered Certificates". The Class M and Class B Certificates are collectively known as the "Subordinate Certificates".

UNDERWRITER                  Merrill Lynch, Pierce, Fenner & Smith Incorporated

DEPOSITOR                    Merrill Lynch Mortgage Investors, Inc.

SELLER                       Merrill Lynch Mortgage Capital Inc.

ORIGINATOR                   OwnIt Mortgage Solutions Inc.

SERVICER                     Litton Loans Servicing LP

TRUSTEE                      Wells Fargo Bank, N.A.

CUT-OFF DATE                 October 1, 2004

PRICING DATE                 On or about October [22], 2004

CLOSING DATE                 On or about October [29], 2004

DISTRIBUTION DATES           Distribution of principal and interest on the
                             Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in November 2004.

ERISA CONSIDERATIONS         The Offered Certificates will be ERISA eligible as
                             of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue
                             Code of an ERISA Plan's acquisition and ownership of such Offered Certificates.

LEGAL INVESTMENT             The Offered Certificates will not constitute
                             "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS                   For federal income tax purposes, the Trust Fund
                             will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit"
                             ("REMIC").

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                             COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]         OWNIT,
                             SERIES 2004-1

OPTIONAL TERMINATION          The Trustee will be required to effect an auction
                              of the assets of the Trust Fund when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date. The auction will be effected via a solicitation of bids from at least three bidders.
                              Any such auction will result in the termination of the Trust Fund only if the highest bid received is at least equal to the sum of (i) the aggregate outstanding principal balance of the Certificates, plus accrued interest on the Certificates, (ii) any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations, (iii) certain amounts described in the Prospectus
                              Supplement, and (iv) the costs incurred by the Trustee in connection with such auction.

MORTGAGE LOANS                Fixed rate and adjustable rate, first and second
                              lien, sub-prime Mortgage Loans having an aggregate stated principal balance as of the Cut-Off Date of approximately $417,636,408 originated by OwnIt
                              Mortgage Solutions Inc.

                              The mortgage pool will consist of fixed rate and adjustable rate mortgage loans ("Mortgage Loans") that were purchased from OwnIt Mortgage Solutions Inc. and will be serviced by Litton Loan Servicing LP Corporation. The mortgage pool will be divided into two groups referred to as Group A and Group
                              B. Group A will consist of fixed rate and adjustable rate mortgage loans that had a principal balance at origination of no more than $333,700 if a single-unit property (or $500,550 if the property is located in Hawaii or Alaska), $427,150 if a two-unit property (or $640,725 if the property is located in Hawaii or Alaska), $516,300 if a three-unit property (or $774,450 if the property is located in Hawaii or Alaska), or $641,650 if a four-unit property (or $962,475 if the property is located in Hawaii or Alaska) and second lien fixed rate mortgage loans that had a principal balance at origination of no more than $166,850 (or $250,275 if the property is located in Hawaii or Alaska). Group B will consist of fixed rate and adjustable rate mortgage loans that had principal balances at origination that may or may not conform to the criteria specified above for mortgage loans included in Group A.

TOTAL DEAL SIZE               Approximately [$411,783,000]

ADMINISTRATIVE FEES           The Servicer will be paid fees aggregating 52 bps
                              per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS           1. Excess interest

                              2. Over-Collateralization

                              3. Subordination

EXCESS INTEREST               Excess interest cashflow will be available as
                              credit enhancement.

OVER-COLLATERALIZATION        The over-collateralization ("O/C") amount is equal
                              to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Certificates. On the Closing Date, the over-collateralization amount will equal approximately 1.40% of the aggregate principal balance of the Mortgage Loans. To the extent the over-collateralization amount is reduced below the over-collateralization target amount (i.e., 1.40% of the aggregate principal balance of the Mortgage
                              Loans as of the Closing Date), excess cashflow will be directed to build O/C until the over-collateralization target amount is restored.

                              Initial: Approximately 1.40% of original balance

                              Target: 1.40% of original balance before stepdown , 2.80% of current balance after stepdown

                              Floor:   0.50% of original balance

                      (PRELIMINARY AND SUBJECT TO REVISION)

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                             COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]         OWNIT,
                             SERIES 2004-1

SUBORDINATION (1):                         CLASSES                         RATING (M/S)                       SUBORDINATION
                                           -------                         ------------                       -------------
                                          Class A                             Aaa/AAA                            22.10%
                                          Class M-1                           Aa2/AA+                            14.90%
                                          Class M-2                           A2/AA+                              9.45%
                                          Class M-3                           A3/AA+                              7.90%
                                          Class B-1                           Baa1/AA                             6.50%
                                          Class B-2                           Baa2/AA-                            5.30%
                                          Class B-3                           Baa3/A+                             4.45%
                                          Class B-4                            NR/A-                              3.75%
                                          Class B-5                           NR/BBB+                             2.80%
                                          Class B-6                           NR/BBB                              2.10%
                                          Class B-7                           NR/BBB-                             1.40%

CLASS SIZES:                               CLASSES                         RATING (M/S)                        CLASS SIZES
                                           -------                         ------------                        -----------
                                          Class A                             Aaa/AAA                            77.90%
                                          Class M-1                           Aa2/AA+                             7.20%
                                          Class M-2                           A2/AA+                              5.45%
                                          Class M-3                           A3/AA+                              1.55%
                                          Class B-1                           Baa1/AA                             1.40%
                                          Class B-2                           Baa2/AA-                            1.20%
                                          Class B-3                           Baa3/A+                             0.85%
                                          Class B-4                            NR/A-                              0.70%
                                          Class B-5                           NR/BBB+                             0.95%
                                          Class B-6                           NR/BBB                              0.70%
                                          Class B-7                           NR/BBB-                             0.70%

INTEREST ACCRUAL              For the Offered Certificates, interest will
                              initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date.

COUPON STEP UP                If the 10% optional termination does not occur on
                              the first distribution date on which it is possible, (i) the margin on each of the Class A
                              Certificates will increase to 2x its respective margin, and (ii) the margin on each of the Class M and Class B Certificates will increase to 1.5x its respective margin.

AVAILABLE FUNDS CAP           The pass-through rates of the Offered Certificates
                              on each Distribution Date will be subject to the "Available Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Reimbursement for shortfalls arising as a result of the application of the Available Funds Cap will be paid only on a subordinated basis. "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate less the administrative fees.

CAP CONTRACT                  The trust fund will own a one-month LIBOR cap
                              contract purchased for the benefit of the Certificates. The trust fund will receive a payment under the cap contract with respect to any Distribution Date on which one-month LIBOR
                              (subject to a cap equal to 8.895% per annum) exceeds the lower collar with respect to such Distribution Date shown in the table appearing on page 36. Payments received on the cap contract will be available to pay interest to the holders of the Offered Certificates, up to the amount of interest shortfalls on such certificates to the extent attributable to rates in excess of the Available Funds Cap, as described herein (except to the extent attributable to the fact that Realized Losses are not allocated to the Class A
                              Certificates after the Subordinate Certificates have been written down to zero).

(1)The subordination includes the initial over-collateralization level of approximately 1.40%.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                             COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]         OWNIT,
                             SERIES 2004-1

MAXIMUM RATE CAP             The pass-through rates of the Offered Certificates
                             will also be subject to the "Maximum Rate Cap".
                             For the Offered Certificates, the Maximum Rate Cap is a per annum rate equal to, on each distribution date, the product of (i) 12 times the quotient obtained by dividing (x) the aggregate scheduled interest that would have been due on the Mortgage
                             Loans during the related due period had the adjustable rate Mortgage Loans provided for interest at their net maximum lifetime mortgage rates and at the net mortgage rates on the fixed rate Mortgage Loans by (y) the aggregate stated principal balance of the Mortgage Loans as of the preceding Distribution Date and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related accrual period. Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

NET WAC For any Distribution Date, a per annum rate equal to 12 times the quotient obtained by dividing (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, by (y) the aggregate stated principal balance of the Mortgage Loans as of the preceding Distribution Date.

SHORTFALL REIMBURSEMENT      If on any Distribution Date the pass-through rate
                             is limited by the Available Funds Cap, the amount of such interest that would have been distributed if the pass-through rate had not been so limited by the Available Funds Cap, up to but not exceeding the greater of (i) the Maximum Rate Cap and (ii) the lesser of (A) One Month LIBOR and (B)
                             8.895% per annum (which is the rate shown under the heading, "1ML Strike, Upper Collar" in the table entitled "One Month LIBOR Cap Table" shown on page 36), and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis. No such Carryover with respect to a Class will be paid to such Class once the Certificate principal balance thereof has been reduced to zero.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                             COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]         OWNIT,
                             SERIES 2004-1

CASHFLOW PRIORITY          1. Servicing Fees.

                           2. Available interest funds, as follows: monthly
                              interest, including any unpaid monthly interest from prior months, concurrently, to the Class A Certificates; then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3 Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates, then to the Class B-3 Certificates, then to the Class B-4 Certificates, then to the Class B-5 Certificates, then to the Class B-6 Certificates, and then to the Class B-7 Certificates.

                           3. Available principal funds, as follows: monthly
                              principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates, then monthly principal to the Class B-3 Certificates, then monthly principal to the Class B-4 Certificates, then monthly principal to the Class B-5 Certificates, then monthly principal to the Class B-6 Certificates, and then monthly principal to the Class B-7 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                           4. Excess interest in the order as described under
                              "PRINCIPAL PAYDOWN" if necessary to restore
                              O/C to the required level.

                           5. Excess interest to pay subordinate principal
                              shortfalls.

                           6. Excess interest to pay Carryover resulting from
                              imposition of the Available Funds Cap.

                           7. Any remaining amount will be paid in accordance
                              with the Pooling and Servicing Agreement and will not be available for payment to holders of the Offered Certificates.

                           Payments received on the Cap Contract will only be available to the Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Class M and Class B Certificates have been written down to zero. Any excess of amounts received on the Cap Contract over amounts needed to pay such Carryovers on the Certificates will be distributed in respect of other classes of certificates not described herein.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                             COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]         OWNIT,
                             SERIES 2004-1
PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

      1) The Group A Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.

      2) The Group B Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates.

      Group A Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group A mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

      Group B Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group B mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

      Principal distributions allocated to the Class A-1 Certificates will be distributed pro rata between the Class A-1A and Class A-1B Certificates; provided that in the event that a Class A-1 Trigger Event (as defined below) has occurred, amounts allocated to the Class A-1 Certificates will be distributed to the Class A-1A and Class A-1B Certificates sequentially.

      After the Certificate principal balance of either the Class A-1 or Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) or (2) above, as applicable, will be distributed to the Class A-1 or Class A-2 Certificates (i.e., whichever such class or classes remain outstanding), as the case may be. After the aggregate Certificate principal balance of both the Class A-1 and Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, and Class B-7 Certificates.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                             COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]         OWNIT,
                             SERIES 2004-1

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

      All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class B-1 Certificates, sixth to the Class B-2 Certificates, seventh to the Class B-3 Certificates, eighth to the Class B-4 Certificates, ninth to the Class B-5 Certificates, tenth to the Class B-6 Certificates, and eleventh to the Class B-7 Certificates in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

CLASS A            44.20%*
CLASS M-1          29.80%*
CLASS M-2          18.90%*
CLASS M-3          15.80%*
CLASS B-1          13.00%*
CLASS B-2          10.60%*
CLASS B-3           8.90%*
CLASS B-4           7.50%*
CLASS B-5           5.60%*
CLASS B-6           4.20%*
CLASS B-7           2.80%*

*includes overcollateralization

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                             COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]         OWNIT,
                             SERIES 2004-1

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)    The Distribution Date is on or after the November 2007 Distribution Date;

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)  A Stepdown Loss Trigger Event does not exist.

SUBORDINATE                   The first Distribution Date on which the Required
CLASS PRINCIPAL               Percentage (i.e., the sum of the outstanding
DISTRIBUTION DATE             principal balance of the subordinate Certificates
                              and the O/C amount divided by the aggregate stated principal balance of the Mortgage Loans, as of the end of the related due period) is greater than or equal to the Senior Specified Enhancement
                              Percentage (including O/C), which is equal to two times the initial Class A-1 and Class A-2 subordination percentage.

                              SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                              44.20%
                              or
                              (20.70%+1.40%)*2

STEPDOWN LOSS TRIGGER EVENT   The situation that exists with respect to any
 <PRELIMINARY AND SUBJECT TO  Distribution Date after the Stepdown Date, if (a)
 REVISION>                    the quotient of (1) the aggregate Stated Principal
                              Balance of all Mortgage Loans 60 or more days delinquent, measured on a rolling three month basis (including Mortgage Loans in foreclosure and REO Properties) and (2) the Stated Principal
                              Balance of all the Mortgage Loans as of the preceding Servicer Remittance Date, equals or exceeds the product of (i) [TBD]% and (ii) the Required Percentage or (b) the quotient (expressed as a percentage)of (1) the aggregate Realized
                              Losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off
                              Date exceeds the Required Loss Percentage shown below.

DISTRIBUTION DATE OCCURRING          REQUIRED LOSS PERCENTAGE
---------------------------          ------------------------
November 2007 - October 2008         [TBD]% with respect to November 2007, plus an additional 1/12th of [TBD]% for each month thereafter

November 2008 - October 2009         [TBD]% with respect to November 2008, plus an additional 1/12th of [TBD]% for each month thereafter

November 2009 - October 2010         [TBD]% with respect to November 2009, plus an additional 1/12th of [TBD]% for each month thereafter

November 2010 and thereafter         [TBD]%

CLASS A-1 TRIGGER             A Class A-1 Trigger Event is identical to
EVENT                         a Step Down Loss Trigger Event provided
                              that during the period from November 2004 -
                              October 2007 a Required Loss Percentage of [TBD]% shall be in effect.

                     <PRELIMINARY AND SUBJECT TO REVISION>

PROSPECTUS                    The Offered Certificates will be offered pursuant
                              to a Prospectus which includes a Prospectus
                              Supplement (together, the "Prospectus"). Complete information with respect to the Offered
                              Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                              Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES          The following tables describe the mortgage loans
                              and the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]     OWNIT,
                         SERIES 2004-1
                         TOTAL  COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance                   $417,636,408
Aggregate Original Principal Balance                      $418,461,050
Number of Mortgage Loans                                         2,567

                                          MINIMUM                   MAXIMUM              AVERAGE (1)
                                          -------                   -------              -----------
Original Principal Balance                $10,000                   $772,000             $  163,016
Outstanding Principal Balance             $ 9,982                   $772,000             $  162,694

                                      MINIMUM       MAXIMUM          WEIGHTED AVERAGE (2)
                                      -------       -------          --------------------
Original Term (mos)                      180           360                   347
Stated remaining Term (mos)              172           357                   343
Loan Age (mos)                             3             9                     4
Current Interest Rate                  4.250%       13.580%                6.734%
Initial Interest Rate Cap(4)           3.000%        3.000%                3.000%
Periodic Rate Cap(4)                   1.000%        1.000%                1.000%
Gross Margin(4)                        3.750%       11.625%                5.764%
Maximum Mortgage Rate(4)              10.250%       16.250%               12.251%
Minimum Mortgage Rate(4)               4.250%       10.250%                6.252%
Months to Roll(4)                         15            57                    27
Original Loan-to-Value                 20.00%       100.00%                83.62%
Credit Score (3)                         501           812                   665

                           EARLIEST                LATEST
                           --------                ------
Maturity Date              02/01/19               07/01/34

LIEN POSITION              PERCENT OF MORTGAGE POOL
-------------              ------------------------
1st Lien                           87.08%
2nd Lien                           12.92%

YEAR OF ORIGINATION        PERCENT OF MORTGAGE POOL
-------------------        ------------------------
2003                                0.04%
2004                               99.96%

OCCUPANCY                  PERCENT OF MORTGAGE POOL
---------                  ------------------------
Primary                             82.34%
Second Home                          0.00%
Investment                          17.66%

LOAN PURPOSE               PERCENT OF MORTGAGE POOL
------------               ------------------------
Purchase                           69.55%
Refinance - Rate/Term               3.29%
Refinance - Cashout                27.16%

LOAN TYPE                  PERCENT OF MORTGAGE POOL
---------                  ------------------------
Fixed Rate                          20.43%
ARM                                 79.57%



PROPERTY TYPE              PERCENT OF MORTGAGE POOL
-------------              ------------------------
Single Family                      79.99%
Condominium                        12.48%
Two- to Four-Family                 2.88%
Planned Unit Development            4.65%


AMORTIZATION TYPE          PERCENT OF MORTGAGE POOL
-----------------          ------------------------
Fully Amortizing                    41.61%
Interest Only                       51.03%
Balloon                              7.36%


(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

(4) ARM Loans only

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                             COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]         OWNIT,
                             SERIES 2004-1
                             TOTAL COLLATERAL SUMMARY

MORTGAGE RATES

                           NUMBER       AGGREGATE                              WEIGHTED      AVERAGE      WEIGHTED
                            OF         PRINCIPAL      PERCENT OF    WEIGHTED   AVERAGE      PRINCIPAL      AVERAGE     PERCENT
    RANGE OF              MORTGAGE       BALANCE       MORTGAGE     AVERAGE     CREDIT       BALANCE      ORIGINAL      FULL
 MORTGAGE RATES            LOANS       OUTSTANDING       POOL        COUPON     SCORE      OUTSTANDING       LTV         DOC
 --------------            -----       -----------       ----        ------     -----      -----------       ---         ---
5.500% or less              215        $55,166,335      13.21%        5.239%     703        $256,588       79.16%      73.68%

5.501% to 6.000%            408         99,073,273      23.72         5.857      678         242,827       79.61       65.32

6.001% to 6.500%            417         97,397,701      23.32         6.328      663         233,568       81.38       66.04

6.501% to 7.000%            314         65,243,878      15.62         6.813      641         207,783       82.74       65.14

7.001% to 7.500%            133         24,694,538       5.91         7.303      625         185,673       84.96       69.06

7.501% to 8.000%            120         16,368,777       3.92         7.831      621         136,406       90.58       80.87

8.001% to 8.500%            117         10,041,605       2.40         8.311      658          85,826       94.89       83.80

8.501% to 9.000%            215         14,227,105       3.41         8.844      704          66,173       97.02       37.62

9.001% to 9.500%            120          7,761,823       1.86         9.315      675          64,682       96.15       29.23

9.501% to 10.000%           146          8,791,704       2.11         9.832      666          60,217       96.29       54.11

10.001% to 10.500%           86          5,025,312       1.20        10.315      655          58,434       98.14       41.50

10.501% to 11.000%          117          6,652,190       1.59        10.816      636          56,856       96.75       71.99

11.001% to 11.500%          127          5,751,837       1.38        11.315      621          45,290       98.95       92.69

11.501% to 12.000%           28          1,325,133       0.32        11.809      623          47,326       91.24       85.03

12.001% to 12.500%            3             88,423       0.02        12.318      623          29,474       97.93      100.00

13.501% to 14.000%            1             26,775       0.01        13.580      610          26,775      100.00      100.00
                          -----       ------------     ------        ------      ---        --------      ------      ------
TOTAL:                    2,567       $417,636,408     100.00%        6.734%     665        $162,694       83.62%      66.26%
                          -----       ------------     ------        ------      ---        --------      ------      ------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.250% per annum to 13.580% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 6.734% per annum.

REMAINING MONTHS TO STATED MATURITY

                                   NUMBER      AGGREGATE                            WEIGHTED    AVERAGE    WEIGHTED
                                     OF       PRINCIPAL      PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
            RANGE OF              MORTGAGE     BALANCE        MORTGAGE   AVERAGE     CREDIT     BALANCE    ORIGINAL    FULL
    REMAINING TERMS (MONTHS)       LOANS     OUTSTANDING        POOL     COUPON      SCORE    OUTSTANDING     LTV      DOC
-------------------------------   --------   ------------    ----------  --------   --------  -----------  --------   -------
169 to 180                          514      $ 31,017,710      7.43%      9.718%      678      $ 60,346     96.71%     50.36%

229 to 240                            3            83,189      0.02      11.471       622        27,730    100.00     100.00

349 to 360                        2,050       386,535,510     92.55       6.494       664       188,554     82.57      67.53
                                  -----      ------------    ------      ------       ---      --------    ------     ------
TOTAL:                            2,567      $417,636,408    100.00%      6.734%      665      $162,694     83.62%     66.26%
                                  -----      ------------    ------      ------       ---      --------    ------     ------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 172 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 343 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                             COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]         OWNIT,
                             SERIES 2004-1
                             TOTAL COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                   NUMBER     AGGREGATE                               WEIGHTED       AVERAGE    WEIGHTED
                                     OF       PRINCIPAL     PERCENT OF    WEIGHTED     AVERAGE      PRINCIPAL    AVERAGE    PERCENT
   RANGE OF ORIGINAL MORTGAGE     MORTGAGE     BALANCE       MORTGAGE     AVERAGE      CREDIT        BALANCE    ORIGINAL      FULL
    LOAN PRINCIPAL BALANCES        LOANS     OUTSTANDING       POOL        COUPON       SCORE      OUTSTANDING    LTV         DOC
-------------------------------   --------   -----------    ----------    --------    --------     -----------  --------    -------
$50,000 or less                      447     $ 16,054,320      3.84%       9.943%        669       $  35,916     97.52%      63.74%

$50,001 to $100,000                  555       40,498,495      9.70        8.981         670          72,970     94.36       58.94

$100,001 to $150,000                 406       50,937,499     12.20        6.917         651         125,462     83.89       75.54

$150,001 to $200,000                 342       59,446,644     14.23        6.460         659         173,821     82.58       73.15

$200,001 to $250,000                 253       56,652,334     13.56        6.263         661         223,922     81.90       71.79

$250,001 to $300,000                 211       57,482,856     13.76        6.299         664         272,431     81.94       59.95

$300,001 to $350,000                 143       46,592,803     11.16        6.216         668         325,824     80.49       55.19

$350,001 to $400,000                  96       35,824,019      8.58        6.243         664         373,167     81.04       56.48

$400,001 to $450,000                  54       22,758,161      5.45        6.095         677         421,447     81.51       61.39

$450,001 to $500,000                  30       14,195,627      3.40        5.926         692         473,188     80.99       63.06

$500,001 to $550,000                  14        7,306,170      1.75        5.933         671         521,869     76.66       92.51

$550,001 to $600,000                   8        4,607,732      1.10        5.650         691         575,967     78.79      100.00

$600,001 to $650,000                   5        3,126,400      0.75        5.679         679         625,280     80.00      100.00

$650,001 to $700,000                   1          677,348      0.16        6.500         692         677,348     80.00      100.00

$700,001 to $750,000                   1          703,999      0.17        5.380         710         703,999     80.00      100.00

$750,001 to $800,000                   1          772,000      0.18        5.750         719         772,000     80.00      100.00
                                   -----     ------------    ------        -----         ---       ---------     -----      ------
TOTAL:                             2,567     $417,636,408    100.00%       6.734%        665       $ 162,694     83.62%      66.26%
                                   -----     ------------    ------        -----         ---       ---------     -----      ------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $9,982 to approximately $772,000 and the average outstanding principal balance of the Mortgage Loans was approximately $162,694.

PRODUCT TYPES

                                   NUMBER       AGGREGATE                            WEIGHTED     AVERAGE    WEIGHTED
                                     OF         PRINCIPAL      PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                                  MORTGAGE       BALANCE        MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL     FULL
PRODUCT TYPES                       LOANS      OUTSTANDING        POOL     COUPON     SCORE     OUTSTANDING     LTV       DOC
--------------------              --------    ------------     ----------  --------  --------   -----------  --------   -------
15 Year Fixed Loans                    6      $    313,561        0.08%     9.125%     654      $  52,260     92.49%     69.17%

20 Year Fixed Loans                    1            32,251        0.01     11.130      630         32,251    100.00     100.00

30 Year Fixed Loans                  589        54,220,962       12.98      7.968      666         92,056     87.26      77.56

2/28 LIBOR Loans                   1,093       251,905,221       60.32      6.310      662        230,471     81.70      62.03

3/27 LIBOR Loans                     119        24,301,891        5.82      6.231      660        204,218     82.62      73.99

5/25 LIBOR Loans                     249        56,107,436       13.43      6.010      671        225,331     81.91      79.70

Balloon Loans                        510        30,755,087        7.36      9.727      679         60,304     96.76      50.25
                                   -----      ------------      ------      -----      ---      ---------    ------     ------
TOTAL:                             2,567      $417,636,408      100.00%     6.734%     665      $ 162,694     83.62%     66.26%
                                   -----      ------------      ------      -----      ---      ---------    ------     ------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                             COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]         OWNIT,
                             SERIES 2004-1
                             TOTAL COLLATERAL SUMMARY

ADJUSTMENT TYPE

                                   NUMBER       AGGREGATE                            WEIGHTED     AVERAGE    WEIGHTED
                                     OF         PRINCIPAL      PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                                  MORTGAGE       BALANCE        MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL     FULL
ADJUSTMENT TYPE                     LOANS      OUTSTANDING        POOL      COUPON     SCORE    OUTSTANDING     LTV       DOC
---------------                     -----      -----------        ----      ------     -----    -----------     ---       ---
ARM                                 1,461     $332,314,548       79.57%     6.253%      663     $   227,457   81.80%    65.89%
Fixed Rate                          1,106       85,321,860       20.43      8.608       671          77,145   90.71     67.69
                                    -----     ------------      ------      -----       ---     -----------   -----     -----
TOTAL:                              2,567     $417,636,408      100.00%     6.734%      665     $   162,694   83.62%    66.26%
                                    -----     ------------      ------      -----       ---     -----------   -----     -----

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                   NUMBER       AGGREGATE                            WEIGHTED     AVERAGE    WEIGHTED
                                     OF         PRINCIPAL      PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                                  MORTGAGE       BALANCE        MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL     FULL
GEOGRAPHIC DISTRIBUTION             LOANS      OUTSTANDING        POOL      COUPON     SCORE    OUTSTANDING    LTV        DOC
-----------------------             -----      -----------        ----      ------     -----    -----------    ---        ---
Arizona                               84      $  8,880,567        2.13%     6.712%      662     $   105,721   85.68%     82.30%

California                          1400       273,085,553       65.39      6.661       671         195,061   82.38      58.74

Colorado                             226        31,281,318        7.49      6.603       660         138,413   85.11      83.69

Florida                                7           797,607        0.19      7.156       635         113,944   88.03      56.13

Georgia                               81        10,319,445        2.47      7.286       635         127,401   89.61      87.60

Idaho                                  2           383,085        0.09      5.914       660         191,542   86.58      65.78

Iowa                                   2           199,881        0.05      7.898       613          99,940   83.99     100.00

Michigan                              31         3,177,394        0.76      7.588       612         102,497   90.43      88.10

Montana                                1           113,076        0.03      7.750       561         113,076   90.00     100.00

Nebraska                               1            69,904        0.02      7.750       660          69,904   80.00       0.00

Nevada                                27         3,874,503        0.93      7.116       629         143,500   84.37      50.97

North Carolina                        35         3,816,162        0.91      7.487       618         109,033   90.22      91.24

Oregon                               248        26,362,469        6.31      6.899       655         106,300   84.93      69.15

South Carolina                         3           239,419        0.06      7.308       624          79,806   95.22     100.00

Tennessee                             23         2,909,627        0.70      7.424       618         126,506   92.86      92.83

Utah                                   3           221,265        0.05      7.423       625          73,755   89.46     100.00

Washington                           391        51,485,736       12.33      6.827       659         131,677   85.30      82.92

Wyoming                                2           419,396        0.10      6.306       725         209,698   95.00     100.00
                                   -----      ------------      ------      -----       ---     -----------   -----     ------

TOTAL:                             2,567      $417,636,408      100.00%     6.734%      665     $   162,694   83.62%     66.26%
                                   -----      ------------      ------      -----       ---     -----------   -----     ------

(1) No more than approximately 1.29% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                             COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]         OWNIT,
                             SERIES 2004-1
                             TOTAL COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                                   NUMBER      AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                                     OF        PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
 RANGE OF ORIGINAL                MORTGAGE      BALANCE       MORTGAGE    AVERAGE    CREDIT      BALANCE    ORIGINAL     FULL
LOAN-TO-VALUE RATIOS                LOANS      OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING    LTV        DOC
--------------------                -----      -----------      ----       ------     -----    -----------    ---        ---
50.00% or less                        38      $  4,057,625      0.97%      7.720%      658      $  106,780   41.83%     76.69%

50.01% to 55.00                       11         1,944,505      0.47       6.055       643         176,773   52.03      94.39

55.01% to 60.00                       20         3,820,900      0.91       6.158       618         191,045   57.41      84.67

60.01% to 65.00                       20         4,274,003      1.02       6.412       601         213,700   63.10      88.50

65.01% to 70.00                       38         6,480,086      1.55       6.903       593         170,529   68.50      68.44

70.01% to 75.00                       58        13,502,182      3.23       6.357       648         232,796   73.93      61.19

75.01% to 80.00                    1,026       242,606,352     58.09       6.055       675         236,458   79.84      58.57

80.01% to 85.00                       82        17,384,486      4.16       6.780       619         212,006   84.01      91.01

85.01% to 90.00                      176        33,019,740      7.91       7.054       640         187,612   89.63      84.51

90.01% to 95.00                      124        21,018,120      5.03       6.853       662         169,501   94.50      89.41

95.01% to 100.0                      974        69,528,410     16.65       8.975       672          71,384   99.88      68.21
                                   -----      ------------    ------       -----       ---      ----------   -----      -----
TOTAL:                             2,567      $417,636,408    100.00%      6.734%      665      $  162,694   83.62%     66.26%
                                   -----      ------------    ------       -----       ---      ----------   -----      -----

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 20.00% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 12.92% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 97.75%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 20.57%.

LOAN PURPOSE

                                   NUMBER       AGGREGATE                            WEIGHTED    AVERAGE    WEIGHTED
                                     OF         PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                                  MORTGAGE       BALANCE      MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL     FULL
LOAN PURPOSE                        LOANS      OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING     LTV       DOC
------------                        -----      -----------      ----       ------     -----    -----------     ---       ---
Purchase                           1,885      $290,472,626     69.55%      6.767%      676      $  154,097   84.58%     60.08%

Refinance - Cashout                  594       113,413,709     27.16       6.650       639         190,932   81.35      80.69

Refinance - Rate Term                 88        13,750,074      3.29       6.748       641         156,251   82.20      77.72
                                   -----      ------------    ------       -----       ---      ----------   -----      -----
TOTAL:                             2,567      $417,636,408    100.00%      6.734%      665      $  162,694   83.62%     66.26%
                                   -----      ------------    ------       -----       ---      ----------   -----      -----


PROPERTY TYPE

                                   NUMBER       AGGREGATE                            WEIGHTED    AVERAGE    WEIGHTED
                                     OF         PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE    PERCENT
                                  MORTGAGE       BALANCE      MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL    FULL
PROPERTY TYPE                       LOANS      OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING    LTV        DOC
-------------                       -----      -----------      ----       ------     -----    -----------    ---        ---
Single Family                      2,050      $334,077,036     79.99%      6.730%      663      $  162,964   83.59%     67.48%

Condominium                          341        52,112,971     12.48       6.851       672         152,824   84.17      64.26

Two- to Four-Family                   57        12,014,489      2.88       6.574       698         210,781   82.11      45.00

Planned Unit Development             119        19,431,912      4.65       6.598       662         163,293   83.58      63.69
                                   -----      ------------    ------       -----       ---      ----------   -----      -----
TOTAL:                             2,567      $417,636,408    100.00%      6.734%      665      $  162,694   83.62%     66.26%
                                   -----      ------------    ------       -----       ---      ----------   -----      -----

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                             COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]         OWNIT,
                             SERIES 2004-1
                             TOTAL COLLATERAL SUMMARY

DOCUMENTATION

                                   NUMBER       AGGREGATE                            WEIGHTED    AVERAGE    WEIGHTED
                                     OF         PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                                  MORTGAGE       BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL
DOCUMENTATION                       LOANS      OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING     LTV       DOC
-------------                       -----      -----------      ----       ------     -----    -----------     ---       ---
Full Documentation                 1,695      $276,713,287     66.26%      6.673%      651      $  163,253   84.00%     100.00%

NIV                                  847       136,194,544     32.61       6.875       692         160,796   82.95        0.00

LIV                                   25         4,728,578      1.13       6.284       670         189,143   80.55        0.00
                                   -----      ------------    ------       -----       ---      ----------   -----      ------
TOTAL:                             2,567      $417,636,408    100.00%      6.734%      665      $  162,694   83.62%      66.26%
                                   -----      ------------    ------       -----       ---      ----------   -----      ------

OCCUPANCY

                                   NUMBER      AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                                     OF        PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                                  MORTGAGE      BALANCE       MORTGAGE    AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL
OCCUPANCY                          LOANS      OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING     LTV       DOC
---------                          -----      -----------       ----       ------     -----    -----------     ---       ---
Primary                            2,138      $343,902,364     82.34%      6.768%      664      $  160,852   83.58%     64.82%

Investment                           429        73,734,045     17.66       6.577       667         171,874   83.84      72.97
                                   -----      ------------    ------       -----       ---      ----------   -----      -----
TOTAL:                             2,567      $417,636,408    100.00%      6.734%      665      $  162,694   83.62%     66.26%
                                   -----      ------------    ------       -----       ---      ----------   -----      -----

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                   NUMBER       AGGREGATE                            WEIGHTED    AVERAGE    WEIGHTED
                                     OF         PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
MORTGAGE LOANS AGE                MORTGAGE       BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL
     (MONTHS)                       LOANS      OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING     LTV      DOC
------------------                  -----      -----------      ----       ------     -----    -----------     ---      ---
3                                    554      $ 93,966,658     22.50%      6.793%      670      $  169,615    82.81%    68.33%

4                                  1,614       266,532,032     63.82       6.639       666         165,138    83.85     66.39

5                                    319        48,457,318     11.60       6.930       652         151,904    83.78     64.35

6                                     69         7,628,982      1.83       7.922       641         110,565    83.44     49.45

7                                      8           801,029      0.19       7.755       622         100,129    90.84     45.95

8                                      2            85,493      0.02       9.415       588          42,747    87.90     60.51

9                                      1           164,896      0.04       8.130       654         164,896   100.00    100.00
                                   -----      ------------    ------       -----       ---      ----------   ------    ------
TOTAL:                             2,567      $417,636,408    100.00%      6.734%      665      $  162,694    83.62%    66.26%
                                   -----      ------------    ------       -----       ---      ----------   ------    ------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                             COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]         OWNIT,
                             SERIES 2004-1
                             TOTAL COLLATERAL SUMMARY

ORIGINAL PREPAYMENT PENALTY TERM

                                   NUMBER       AGGREGATE                            WEIGHTED    AVERAGE    WEIGHTED
                                     OF         PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
ORIGINAL PREPAYMENT               MORTGAGE       BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE    ORIGINAL    FULL
   PENALTY TERM                     LOANS      OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING     LTV       DOC
-------------------                 -----      -----------      ----       ------     -----    -----------     ---       ---
None                                 413      $ 36,537,326      8.75%      7.911%      656      $   88,468    89.59%    72.50%

12 Months                            132        28,862,368      6.91       6.661       669         218,654    82.25     63.81

24 Months                          1,458       241,950,555     57.93       6.747       666         165,947    83.80     59.95

30 Months                              1           197,361      0.05       7.130       663         197,361    89.72    100.00

36 Months                            425        79,278,059     18.98       6.472       664         186,537    81.57     76.89

60 Months                            138        30,810,740      7.38       5.977       666         223,266    81.68     83.09
                                   -----      ------------    ------       -----       ---      ----------    -----     -----
TOTAL:                             2,567      $417,636,408    100.00%      6.734%      665      $  162,694    83.62%    66.26%
                                   -----      ------------    ------       -----       ---      ----------    -----     -----

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 29 months.

CREDIT SCORES

                                   NUMBER       AGGREGATE                            WEIGHTED    AVERAGE    WEIGHTED
                                     OF         PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                                  MORTGAGE       BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE    ORIGINAL     FULL
RANGE OF CREDIT SCORES              LOANS      OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING    LTV        DOC
----------------------              -----      -----------      ----       ------     -----    -----------    ---        ---
501 to 525                            11      $  2,092,528      0.50%      8.234%      513      $  190,230   82.58%     53.55%

526 to 550                            34         6,199,196      1.48       7.341       543         182,329   77.48      95.34

551 to 575                            78        14,535,940      3.48       7.096       564         186,358   76.22      94.90

576 to 600                           107        18,050,119      4.32       7.055       589         168,693   81.21      82.53

601 to 625                           369        55,260,757     13.23       7.075       612         149,758   84.73      96.15

626 to 650                           455        70,573,745     16.90       6.942       641         155,107   84.32      80.83

651 to 675                           494        78,638,830     18.83       6.834       663         159,188   83.98      61.58

676 to 700                           406        69,124,786     16.55       6.529       688         170,258   84.35      52.13

701 to 725                           247        42,157,784     10.09       6.319       712         170,679   84.13      47.68

726 to 750                           216        35,550,214      8.51       6.330       735         164,584   83.39      41.32

751 to 775                           105        18,487,606      4.43       6.189       762         176,072   83.80      41.51

776 to 800                            41         6,106,052      1.46       6.293       787         148,928   84.21      57.89

801 to 812                             4           858,851      0.21       6.229       806         214,713   63.85      40.88
                                   -----      ------------    ------       -----       ---     -----------   -----      -----
TOTAL:                             2,567      $417,636,408    100.00%      6.734%      665     $   162,694   83.62%     66.26%
                                   -----      ------------    ------       -----       ---     -----------   -----      -----

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 501 to 812 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 665.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                             COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]         OWNIT,
                             SERIES 2004-1
                             TOTAL COLLATERAL SUMMARY

GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                   NUMBER      AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                                     OF        PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                                  MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL    FULL
RANGE OF GROSS MARGINS              LOANS     OUTSTANDING      POOL        COUPON     SCORE    OUTSTANDING     LTV      DOC
----------------------              -----     -----------      ----        ------     -----    -----------     ---      ---
3.501% to 4.000%                       5      $  1,699,737      0.51%      4.451%      730     $   339,947    77.02%   100.00%

4.001% to 4.500%                      47        11,554,054      3.48       4.904       720         245,831    79.10     75.11

4.501% to 5.000%                     176        44,582,304     13.42       5.446       693         253,309    79.65     72.84

5.001% to 5.500%                     366        89,151,592     26.83       5.852       679         243,584    79.86     64.04

5.501% to 6.000%                     363        84,735,342     25.50       6.311       661         233,431    82.01     66.97

6.001% to 6.500%                     272        58,193,825     17.51       6.776       643         213,948    83.55     61.08

6.501% to 7.000%                     120        24,054,176      7.24       7.236       626         200,451    84.34     55.94

7.001% to 7.500%                      67        12,196,488      3.67       7.758       600         182,037    87.56     72.51

7.501% to 8.000%                      28         3,442,377      1.04       8.200       598         122,942    92.72     84.08

8.001% to 8.500%                      10         1,283,229      0.39       8.844       574         128,323    90.45     78.42

8.501% to 9.000%                       1           402,300      0.12       8.750       683         402,300    90.00      0.00

9.001% to 9.500%                       4           642,208      0.19       9.633       543         160,552    89.87     56.70

9.501% to 10.000%                      1           157,863      0.05       6.880       642         157,863    90.00    100.00

11.501% to 12.000%                     1           219,053      0.07       5.630       699         219,053    80.00      0.00
                                   -----      ------------    ------       -----       ---     -----------    -----    ------
TOTAL:                             1,461      $332,314,548    100.00%      6.253%      663     $   227,457    81.80%    65.89%
                                   -----      ------------    ------       -----       ---     -----------    -----    ------

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 3.750% per annum to 11.625% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.764% per annum.

MAXIMUM MORTGAGE RATES

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                   NUMBER       AGGREGATE                            WEIGHTED    AVERAGE    WEIGHTED
                                     OF         PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
RANGE OF MAXIMUM                  MORTGAGE       BALANCE      MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL     FULL
MORTGAGE RATES                     LOANS       OUTSTANDING     POOL        COUPON     SCORE    OUTSTANDING     LTV       DOC
--------------                     -----       -----------     ----        ------     -----    -----------     ---       ---
11.000% or less                       51      $ 13,199,293      3.97%      4.835%      721      $258,810      78.83%    79.00%

11.001% to 11.500%                   163        41,782,858     12.57       5.365       696       256,337      79.26     71.89

11.501% to 12.000%                   385        94,116,668     28.32       5.854       678       244,459      79.90     64.16

12.001% to 12.500%                   369        86,927,392     26.16       6.325       662       235,576      82.04     63.14

12.501% to 13.000%                   273        57,896,045     17.42       6.815       641       212,073      83.64     63.03

13.001% to 13.500%                   106        20,374,898      6.13       7.304       620       192,216      84.60     66.03

13.501% to 14.000%                    66        11,267,730      3.39       7.803       598       170,723      89.12     76.08

14.001% to 14.500%                    30         4,205,554      1.27       8.285       597       140,185      91.75     73.91

14.501% to 15.000%                     9         1,291,343      0.39       8.733       624       143,483      92.63     68.85

15.001% to 15.500%                     7           984,261      0.30       9.281       567       140,609      81.15     43.61

15.501% to 16.000%                     1            53,005      0.02      10.000       515        53,005      90.00    100.00

16.001% to 16.500%                     1           215,503      0.06      10.250       503       215,503      90.00    100.00
                                   -----      ------------    ------      ------       ---      --------      -----    ------
TOTAL:                             1,461      $332,314,548    100.00%      6.253%      663      $227,457      81.80%    65.89%
                                   -----      ------------    ------      ------       ---      --------      -----    ------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.250% per annum to 16.250% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.251% per annum.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                             COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]         OWNIT,
                             SERIES 2004-1
                             TOTAL COLLATERAL SUMMARY

NEXT RATE ADJUSTMENT DATE

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                   NUMBER       AGGREGATE                            WEIGHTED    AVERAGE    WEIGHTED
                                     OF         PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
NEXT RATE                         MORTGAGE       BALANCE      MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL     FULL
ADJUSTMENT DATE                     LOANS      OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING    LTV        DOC
---------------                     -----      -----------      ----       ------     -----    -----------    ---        ---
January 2006                           1      $    164,896      0.05%      8.130%      654     $   164,896    100.00%   100.00%

February 2006                          1            51,728      0.02       8.250       544          51,728     80.00    100.00

March 2006                             4           575,999      0.17       7.181       593         144,000     87.26     63.90

April 2006                            27         4,601,019      1.38       7.145       611         170,408     83.26     56.81

May 2006                             152        33,018,691      9.94       6.440       648         217,228     82.82     61.05

June 2006                            681       158,705,953     47.76       6.219       664         233,048     81.62     61.72

July 2006                            227        54,786,933     16.49       6.408       669         241,352     81.01     63.80

May 2007                              13         2,662,150      0.80       6.635       645         204,781     82.92     66.70

June 2007                             78        15,950,652      4.80       6.190       662         204,496     82.72     73.06

July 2007                             28         5,689,089      1.71       6.157       663         203,182     82.23     79.99

April 2009                             3           425,126      0.13       5.994       708         141,709     76.00     23.33

May 2009                              12         2,413,893      0.73       5.862       669         201,158     82.53     77.16

June 2009                            171        38,526,484     11.59       5.966       671         225,301     83.09     81.69

July 2009                             63        14,741,934      4.44       6.149       669         233,999     78.88     76.54
                                   -----      ------------    ------       -----       ---     -----------    ------    ------
TOTAL:                             1,461      $332,314,548    100.00%      6.253%      663     $   227,457     81.80%    65.89%
                                   -----      ------------    ------       -----       ---     -----------    ------    ------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO] OWNIT,
                     SERIES 2004-1
                     GROUP B COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance                             $175,870,913
Aggregate Original Principal Balance                                $176,209,953
Number of Mortgage Loans                                                     843

                                               MINIMUM          MAXIMUM         AVERAGE (1)
                                               -------          -------         -----------
Original Principal Balance                   $     15,200     $    772,000     $    209,027
Outstanding Principal Balance                $     15,180     $    772,000     $    208,625

                                               MINIMUM          MAXIMUM         WEIGHTED AVERAGE (2)
                                               -------          -------         --------------------
Original Term (mos)                              180               360                   342
Stated remaining Term (mos)                      173               357                   338
Loan Age (mos)                                     3                 7                     4
Current Interest Rate                          4.250%           12.200%                6.652%
Initial Interest Rate Cap(4)                   3.000%            3.000%                3.000%
Periodic Rate Cap(4)                           1.000%            1.000%                1.000%
Gross Margin(4)                                3.750%           11.625%                5.589%
Maximum Mortgage Rate(4)                      10.250%           14.750%               12.057%
Minimum Mortgage Rate(4)                       4.250%            8.750%                6.057%
Months to Roll(4)                                 18                57                    35
Original Loan-to-Value                         35.74%           100.00%                83.97%
Credit Score (3)                                 503               812                   673

                     EARLIEST        LATEST
                     --------        ------
Maturity Date        03/01/19        07/01/34

LIEN POSITION                      PERCENT OF MORTGAGE POOL
-------------                      ------------------------
1st Lien                                    83.39%
2nd Lien                                    16.61%

OCCUPANCY                          PERCENT OF MORTGAGE POOL
---------                          ------------------------
Primary                                     83.78%
Second Home                                  0.00%
Investment                                  16.22%

LOAN TYPE                          PERCENT OF MORTGAGE POOL
---------                          ------------------------
Fixed Rate                                  21.02%
ARM                                         78.98%

AMORTIZATION TYPE                  PERCENT OF MORTGAGE POOL
-----------------                  ------------------------
Fully Amortizing                             30.32%
Interest Only                                59.58%
Balloon                                      10.10%

YEAR OF ORIGINATION                     PERCENT OF MORTGAGE POOL
-------------------                     ------------------------
2003                                              0.00%
2004                                            100.00%

    LOAN PURPOSE                        PERCENT OF MORTGAGE POOL
---------------------                   ------------------------
Purchase                                        69.73%
Refinance - Rate/Term                            2.29%
Refinance - Cashout                             27.98%

     PROPERTY TYPE                      PERCENT OF MORTGAGE POOL
------------------------                ------------------------
Single Family                                    82.33%
Condominium                                      11.61%
Two- to Four-Family                               0.95%
Planned Unit Development                          5.11%

(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Minimum and Weighting only for loans with scores.

(4)   ARM Loans only

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO] OWNIT,
                     SERIES 2004-1
                     GROUP B COLLATERAL SUMMARY

MORTGAGE RATES

                       NUMBER          AGGREGATE                                 WEIGHTED        AVERAGE      WEIGHTED
                         OF            PRINCIPAL    PERCENT OF        WEIGHTED    AVERAGE       PRINCIPAL      AVERAGE    PERCENT
   RANGE OF           MORTGAGE          BALANCE      MORTGAGE          AVERAGE    CREDIT         BALANCE      ORIGINAL      FULL
MORTGAGE RATES          LOANS         OUTSTANDING      POOL            COUPON      SCORE       OUTSTANDING       LTV        DOC
---------------------------------------------------------------------------------------------------------------------------------
5.500% or less           91          $ 30,225,398       17.19%          5.214%       702         $332,147       78.72%     81.21%
5.501% to 6.000%        151            46,977,914       26.71           5.859        676          311,112       79.86      69.65
6.001% to 6.500%        135            41,243,564       23.45           6.322        661          305,508       81.21      69.76
6.501% to 7.000%         74            20,714,039       11.78           6.817        655          279,919       84.21      55.60
7.001% to 7.500%         18             5,330,522        3.03           7.281        630          296,140       89.17      63.99
7.501% to 8.000%         23             2,887,437        1.64           7.876        667          125,541       91.56      85.67
8.001% to 8.500%         37             3,606,697        2.05           8.335        687           97,478       96.27      80.34
8.501% to 9.000%         86             7,363,419        4.19           8.850        711           85,621       98.72      32.77
9.001% to 9.500%         51             4,065,266        2.31           9.314        692           79,711       98.21      24.04
9.501% to 10.000%        66             5,228,907        2.97           9.828        668           79,226       99.23      50.95
10.001% to 10.500%       33             2,537,240        1.44          10.352        666           76,886       99.50      22.54
10.501% to 11.000%       41             3,395,438        1.93          10.806        635           82,816       98.67      69.86
11.001% to 11.500%       30             1,863,844        1.06          11.272        618           62,128       97.55      96.99
11.501% to 12.000%        6               391,293        0.22          11.824        628           65,216       98.03      84.41
12.001% to 12.500%        1                39,935        0.02          12.200        630           39,935      100.00     100.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  843          $175,870,913      100.00%          6.652%       673         $208,625       83.97%     66.82%
--------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.250% per annum to 12.200% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 6.652% per annum.

REMAINING MONTHS TO STATED MATURITY

                                NUMBER       AGGREGATE                               WEIGHTED       AVERAGE     WEIGHTED
                                  OF         PRINCIPAL     PERCENT OF    WEIGHTED     AVERAGE      PRINCIPAL    AVERAGE    PERCENT
        RANGE OF               MORTGAGE       BALANCE       MORTGAGE      AVERAGE     CREDIT        BALANCE     ORIGINAL     FULL
REMAINING TERMS (MONTHS)         LOANS      OUTSTANDING       POOL        COUPON       SCORE      OUTSTANDING     LTV        DOC
----------------------------------------------------------------------------------------------------------------------------------
169 to 180                       225       $ 17,925,489      10.19%        9.602%       680         $ 79,669      98.75%    48.14%
349 to 360                       618        157,945,424      89.81         6.317        672          255,575      82.30     68.94
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           843       $175,870,913     100.00%        6.652%       673         $208,625      83.97%    66.82%
---------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 173 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 338 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO] OWNIT,
                     SERIES 2004-1
                     GROUP B COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER         AGGREGATE                                WEIGHTED     AVERAGE       WEIGHTED
                               OF           PRINCIPAL    PERCENT OF     WEIGHTED      AVERAGE    PRINCIPAL       AVERAGE  PERCENT
RANGE OF ORIGINAL MORTGAGE  MORTGAGE         BALANCE      MORTGAGE       AVERAGE      CREDIT      BALANCE       ORIGINAL    FULL
 LOAN PRINCIPAL BALANCES      LOANS        OUTSTANDING      POOL         COUPON        SCORE    OUTSTANDING        LTV      DOC
---------------------------------------------------------------------------------------------------------------------------------
$50,000 or less                 53        $  2,035,639        1.16%       9.850%         675    $     38,408      92.84%    56.57%
$50,001 to $100,000            262          20,562,160       11.69        9.472          680          78,482      98.45     48.24
$100,001 to $150,000           113          13,738,208        7.81        7.679          677         121,577      90.00     73.21
$150,001 to $200,000            71          12,262,072        6.97        6.314          666         172,705      83.03     81.46
$200,001 to $250,000            43           9,641,463        5.48        6.065          674         224,220      83.34     72.26
$250,001 to $300,000            38          10,328,587        5.87        6.174          668         271,805      82.33     76.24
$300,001 to $350,000            62          20,871,144       11.87        6.024          666         336,631      80.43     62.38
$350,001 to $400,000            90          33,601,202       19.11        6.258          661         373,347      81.11     59.12
$400,001 to $450,000            52          21,934,162       12.47        6.075          676         421,811      81.57     61.84
$450,001 to $500,000            29          13,702,627        7.79        5.906          693         472,504      80.84     61.73
$500,001 to $550,000            14           7,306,170        4.15        5.933          671         521,869      76.66     92.51
$550,001 to $600,000             8           4,607,732        2.62        5.650          691         575,967      78.79    100.00
$600,001 to $650,000             5           3,126,400        1.78        5.679          679         625,280      80.00    100.00
$650,001 to $700,000             1             677,348        0.39        6.500          692         677,348      80.00    100.00
$700,001 to $750,000             1             703,999        0.40        5.380          710         703,999      80.00    100.00
$750,001 to $800,000             1             772,000        0.44        5.750          719         772,000      80.00    100.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         843        $175,870,913      100.00%       6.652%         673    $    208,625      83.97%    66.82%
---------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $15,180 to approximately $772,000 and the average outstanding principal balance of the Mortgage Loans was approximately $208,625.

PRODUCT TYPES

                         NUMBER        AGGREGATE                                WEIGHTED         AVERAGE     WEIGHTED
                           OF          PRINCIPAL     PERCENT OF    WEIGHTED      AVERAGE        PRINCIPAL     AVERAGE    PERCENT
                        MORTGAGE        BALANCE       MORTGAGE      AVERAGE      CREDIT          BALANCE     ORIGINAL      FULL
   PRODUCT TYPES         LOANS        OUTSTANDING      POOL         COUPON        SCORE        OUTSTANDING      LTV        DOC
--------------------------------------------------------------------------------------------------------------------------------
15 Year Fixed Loans          2        $    158,972      0.09%        7.789%        643        $     79,486      85.20%     74.02%
30 Year Fixed Loans        165          19,043,525     10.83         8.202         679             115,415      90.08      71.61
2/28 LIBOR Loans           188          76,509,646     43.50         6.110         672             406,966      80.54      59.20
3/27 LIBOR Loans            16           6,284,818      3.57         5.875         670             392,801      83.52      83.22
5/25 LIBOR Loans           249          56,107,436     31.90         6.010         671             225,331      81.91      79.70
Balloon Loans              223          17,766,516     10.10         9.618         680              79,670      98.87      47.90
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     843        $175,870,913    100.00%        6.652%        673        $    208,625      83.97%     66.82%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO] OWNIT,
                     SERIES 2004-1
                     GROUP B COLLATERAL SUMMARY

ADJUSTMENT TYPE

                        NUMBER     AGGREGATE                                 WEIGHTED          AVERAGE       WEIGHTED
                          OF       PRINCIPAL     PERCENT OF     WEIGHTED      AVERAGE         PRINCIPAL       AVERAGE      PERCENT
                       MORTGAGE     BALANCE       MORTGAGE       AVERAGE      CREDIT           BALANCE       ORIGINAL        FULL
ADJUSTMENT TYPE          LOANS    OUTSTANDING       POOL         COUPON        SCORE         OUTSTANDING        LTV          DOC
----------------------------------------------------------------------------------------------------------------------------------
ARM                       453    $138,901,900        78.98%        6.059%        671        $    306,627       81.23%        68.57%
Fixed Rate                390      36,969,013        21.02         8.881         679              94,792       94.28         60.23
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    843    $175,870,913       100.00%        6.652%        673        $    208,625       83.97%        66.82%
----------------------------------------------------------------------------------------------------------------------------------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                    NUMBER       AGGREGATE                                    WEIGHTED        AVERAGE        WEIGHTED
                      OF         PRINCIPAL      PERCENT OF        WEIGHTED    AVERAGE        PRINCIPAL        AVERAGE     PERCENT
 GEOGRAPHIC        MORTGAGE       BALANCE        MORTGAGE          AVERAGE    CREDIT          BALANCE        ORIGINAL       FULL
DISTRIBUTION         LOANS      OUTSTANDING        POOL            COUPON      SCORE        OUTSTANDING         LTV         DOC
---------------------------------------------------------------------------------------------------------------------------------
Arizona               19         $  2,686,929       1.53%          6.397%        653        $ 141,417           82.35%     82.21%
California           611          135,703,776      77.16           6.705         676          222,101           83.68      61.92
Colorado              53            9,513,489       5.41           6.470         663          179,500           84.79      83.78
Florida                1               27,916       0.02          11.450         652           27,916          100.00       0.00
Georgia                4              526,751       0.30           7.462         660          131,688           81.18      26.95
Idaho                  1              131,085       0.07           5.500         704          131,085           80.00       0.00
Michigan               3              400,960       0.23           7.164         622          133,653           93.37      90.08
Nebraska               1               69,904       0.04           7.750         660           69,904           80.00       0.00
Nevada                 6            1,155,007       0.66           7.525         588          192,501           81.68      44.84
Oregon                49            7,231,817       4.11           6.350         679          147,588           84.79      73.80
Tennessee              3              874,685       0.50           7.208         626          291,562           98.56     100.00
Washington            92           17,548,596       9.98           6.379         665          190,746           85.04      91.60
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:               843         $175,870,913     100.00%          6.652%        673        $ 208,625           83.97%     66.82%
--------------------------------------------------------------------------------------------------------------------------------

(1) No more than approximately 2.09% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO] OWNIT,
                     SERIES 2004-1
                     GROUP B COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                              NUMBER      AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                                OF        PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
  RANGE OF ORIGINAL          MORTGAGE      BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL
LOAN-TO-VALUE RATIOS           LOANS     OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC
--------------------         --------    ------------   ----------   --------    --------   -----------    --------   -------
50.00% or less                      7    $  1,099,607         0.63%     6.374%        685   $   157,087       43.61%    89.20%
50.01% to 55.00%                    4         794,926         0.45      5.299         699       198,731       52.16    100.00
55.01% to 60.00%                    5       1,187,030         0.67      6.112         620       237,406       58.56    100.00
60.01% to 65.00%                    6       1,879,749         1.07      6.460         586       313,291       62.93     78.64
65.01% to 70.00%                    3         457,476         0.26      6.906         590       152,492       69.26    100.00
70.01% to 75.00%                   17       6,367,390         3.62      6.170         665       374,552       73.70     64.77
75.01% to 80.00%                  343     107,350,531        61.04      5.945         677       312,975       79.82     64.08
80.01% to 85.00%                   18       4,615,642         2.62      6.326         645       256,425       83.46    100.00
85.01% to 90.00%                   49      11,977,087         6.81      6.884         659       244,430       89.54     75.08
90.01% to 95.00%                   41       8,602,946         4.89      6.840         671       209,828       94.63     85.57
95.01% to 100.00%                 350      31,538,530        17.93      9.136         680        90,110       99.86     59.39
                             --------    ------------   ----------   --------    --------   -----------    --------   -------
TOTAL:                            843    $175,870,913       100.00%     6.652%        673   $   208,625       83.97%    66.82%
                             --------    ------------   ----------   --------    --------   -----------    --------   -------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 35.74% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 16.61% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.89%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.84%.

LOAN PURPOSE

                              NUMBER      AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                                OF        PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                             MORTGAGE      BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL
    LOAN PURPOSE               LOANS     OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC
---------------------        --------    ------------   ----------   --------    --------   -----------    --------   -------
Purchase                          629    $122,627,609        69.73%     6.773%        681   $   194,956       84.95%    60.70%
Refinance - Cashout               197      49,209,895        27.98      6.374         652       249,796       81.72     81.61
Refinance - Rate Term              17       4,033,409         2.29      6.348         685       237,259       81.73     72.41
                             --------    ------------   ----------   --------    --------   -----------    --------   -------
TOTAL:                            843    $175,870,913       100.00%     6.652%        673   $   208,625       83.97%    66.82%
                             --------    ------------   ----------   --------    --------   -----------    --------   -------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO] OWNIT,
                     SERIES 2004-1
                     GROUP B COLLATERAL SUMMARY

PROPERTY TYPE

                              NUMBER      AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                                OF        PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                             MORTGAGE      BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL
     PROPERTY TYPE             LOANS     OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC
------------------------     --------    ------------   ----------   --------    --------   -----------    --------   -------
Single Family                     671    $144,802,829        82.33%     6.607%        673   $   215,802       83.63%    67.23%
Condominium                       119      20,419,814        11.61      7.003         672       171,595       86.08     70.14
Two- to Four-Family                11       1,664,542         0.95      7.136         706       151,322       85.59     38.05
Planned Unit Development           42       8,983,728         5.11      6.490         666       213,898       84.32     57.95
                             --------    ------------   ----------   --------    --------   -----------    --------   -------
TOTAL:                            843    $175,870,913       100.00%     6.652%        673   $   208,625       83.97%    66.82%
                             --------    ------------   ----------   --------    --------   -----------    --------   -------

DOCUMENTATION

                              NUMBER      AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                                OF        PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                             MORTGAGE      BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL
   DOCUMENTATION              LOANS      OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC
------------------           --------    ------------   ----------   --------    --------   -----------    --------   -------
Full Documentation                527    $117,510,555        66.82%     6.468%        663   $   222,980       83.63%   100.00%
NIV                               308      56,176,724        31.94      7.053         696       182,392       84.86      0.00
LIV                                 8       2,183,634         1.24      6.271         659       272,954       79.57      0.00
                             --------    ------------   ----------   --------    --------   -----------    --------   -------
TOTAL:                            843    $175,870,913       100.00%     6.652%        673   $   208,625       83.97%    66.82%
                             --------    ------------   ----------   --------    --------   -----------    --------   -------

OCCUPANCY

                              NUMBER      AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                                OF        PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                             MORTGAGE      BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL
OCCUPANCY                      LOANS     OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC
----------                   --------    ------------   ----------   --------    --------   -----------    --------   -------
Primary                           708    $147,352,116        83.78%     6.681%        673   $   208,124       83.85%    65.43%
Investment                        135      28,518,797        16.22      6.500         672       211,250       84.62     73.97
                             --------    ------------   ----------   --------    --------   -----------    --------   -------
TOTAL:                            843    $175,870,913       100.00%     6.652%        673   $   208,625       83.97%    66.82%
                             --------    ------------   ----------   --------    --------   -----------    --------   -------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO] OWNIT,
                     SERIES 2004-1
                     GROUP B COLLATERAL SUMMARY

MORTGAGE LOANS AGE SUMMARY

                              NUMBER      AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                                OF        PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
MORTGAGE LOANS AGE           MORTGAGE      BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL
     (MONTHS)                  LOANS     OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC
-----------------            --------    ------------   ----------   --------    --------   -----------    --------   -------
3                                 211    $ 45,986,537        26.15%     6.694%        678   $   217,946       82.90%    72.59%
4                                 543     112,941,132        64.22      6.592         672       207,995       84.31     66.83
5                                  74      15,050,250         8.56      6.796         667       203,382       84.67     55.52
6                                  14       1,822,671         1.04      8.023         645       130,191       83.70     15.94
7                                   1          70,324         0.04      9.000         715        70,324      100.00      0.00
                             --------    ------------   ----------   --------    --------   -----------    --------   -------
TOTAL:                            843    $175,870,913       100.00%     6.652%        673   $   208,625       83.97%    66.82%
                             --------    ------------   ----------   --------    --------   -----------    --------   -------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                              NUMBER      AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                                OF        PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
ORIGINAL PREPAYMENT          MORTGAGE      BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL
   PENALTY TERM               LOANS      OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC
-------------------          --------    ------------   ----------   --------    --------   -----------    --------   -------
None                               70    $  8,979,816         5.11%     7.886%        683   $   128,283       87.92%    51.96%
12 Months                          54      14,888,252         8.47      6.697         678       275,708       83.08     59.87
24 Months                         425      82,870,812        47.12      6.985         673       194,990       85.68     58.78
36 Months                         156      38,321,293        21.79      6.168         674       245,649       81.54     77.30
60 Months                         138      30,810,740        17.52      5.977         666       223,266       81.68     83.09
                             --------    ------------   ----------   --------    --------   -----------    --------   -------
TOTAL:                            843    $175,870,913       100.00%     6.652%        673   $   208,625       83.97%    66.82%
                             --------    ------------   ----------   --------    --------   -----------    --------   -------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 32 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO] OWNIT,
                     SERIES 2004-1
                     GROUP B COLLATERAL SUMMARY

CREDIT SCORES

                              NUMBER      AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                                OF        PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                             MORTGAGE      BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL
RANGE OF CREDIT SCORES         LOANS     OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC
----------------------       --------    ------------   ----------   --------    --------   -----------    --------   -------
503 to 525                          1    $    398,520         0.23%     8.500%        503   $   398,520       80.00%     0.00%
526 to 550                          4         794,559         0.45      6.969         543       198,640       70.97    100.00
551 to 575                          9       2,674,650         1.52      6.672         566       297,183       71.83    100.00
576 to 600                          9       2,077,956         1.18      6.852         584       230,884       79.54     82.68
601 to 625                        104      20,742,450        11.79      6.993         613       199,447       84.24     98.81
626 to 650                        143      30,689,999        17.45      6.861         641       214,615       84.35     79.32
651 to 675                        178      36,559,776        20.79      6.783         662       205,392       83.76     66.45
676 to 700                        152      34,087,977        19.38      6.548         688       224,263       84.79     58.35
701 to 725                        111      22,024,056        12.52      6.342         711       198,415       84.95     52.47
726 to 750                         84      16,014,403         9.11      6.315         735       190,648       84.60     46.71
751 to 775                         37       7,409,338         4.21      6.267         762       200,252       84.17     42.78
776 to 800                          8       1,626,277         0.92      6.164         791       203,285       83.99     45.82
801 to 812                          3         770,951         0.44      6.240         806       256,984       62.02     45.54
                             --------    ------------   ----------   --------    --------   -----------    --------   -------
TOTAL:                            843    $175,870,913       100.00%     6.652%        673   $   208,625       83.97%    66.82%
                             --------    ------------   ----------   --------    --------   -----------    --------   -------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 503 to 812 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 673.

GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                              NUMBER      AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                                OF        PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                             MORTGAGE      BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL
RANGE OF GROSS MARGINS         LOANS     OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC
----------------------       --------    ------------   ----------   --------    --------   -----------    --------   -------
3.501% to 4.000%                    4    $  1,551,737         1.12%     4.446%        735   $   387,934       76.73%   100.00%
4.001% to 4.500%                   20       5,950,835         4.28      4.863         726       297,542       78.29     73.11
4.501% to 5.000%                   70      23,589,394        16.98      5.383         692       336,991       79.33     83.26
5.001% to 5.500%                  136      42,255,726        30.42      5.854         677       310,704       80.07     69.66
5.501% to 6.000%                  121      36,100,793        25.99      6.301         659       298,354       81.57     71.64
6.001% to 6.500%                   70      19,471,660        14.02      6.735         657       278,167       84.84     52.57
6.501% to 7.000%                   23       7,131,010         5.13      7.138         637       310,044       86.30     38.58
7.001% to 7.500%                    7       2,229,392         1.61      7.684         594       318,485       79.52     63.56
8.501% to 9.000%                    1         402,300         0.29      8.750         683       402,300       90.00      0.00
11.501% to 12.000%                  1         219,053         0.16      5.630         699       219,053       80.00      0.00
                             --------    ------------   ----------   --------    --------   -----------    --------   -------
TOTAL:                            453    $138,901,900       100.00%     6.059%        671   $   306,627       81.23%    68.57%
                             --------    ------------   ----------   --------    --------   -----------    --------   -------

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 3.750% per annum to 11.625% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.589% per annum.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO] OWNIT,
                     SERIES 2004-1
                     GROUP B COLLATERAL SUMMARY

MAXIMUM MORTGAGE RATES

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                              NUMBER      AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                                OF        PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
RANGE OF MAXIMUM             MORTGAGE      BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL
MORTGAGE RATES                 LOANS     OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC
-----------------            --------    ------------   ----------   --------    --------   -----------    --------   -------
11.000% or less                    24    $  7,502,571         5.40%     4.777%        728   $   312,607       77.97%    78.67%
11.001% to 11.500%                 67      22,722,826        16.36      5.358         694       339,147       78.97     82.05
11.501% to 12.000%                146      45,292,268        32.61      5.857         676       310,221       80.22     69.57
12.001% to 12.500%                123      37,231,686        26.80      6.321         659       302,697       81.42     67.06
12.501% to 13.000%                 69      19,028,106        13.70      6.820         656       275,770       85.14     53.78
13.001% to 13.500%                 17       5,036,451         3.63      7.283         629       296,262       88.54     61.89
13.501% to 14.000%                  5       1,287,172         0.93      7.771         591       257,434       81.28     67.84
14.001% to 14.500%                  1         398,520         0.29      8.500         503       398,520       80.00      0.00
14.501% to 15.000%                  1         402,300         0.29      8.750         683       402,300       90.00      0.00
                             --------    ------------   ----------   --------    --------   -----------    --------   -------
TOTAL:                            453    $138,901,900       100.00%     6.059%        671   $   306,627       81.23%    68.57%
                             --------    ------------   ----------   --------    --------   -----------    --------   -------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.250% per annum to 14.750% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.057% per annum.

NEXT RATE ADJUSTMENT DATE

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                              NUMBER      AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                                OF        PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
NEXT RATE                    MORTGAGE      BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL
ADJUSTMENT DATE                LOANS     OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC
----------------------       --------    ------------   ----------   --------    --------   -----------    --------   -------
April 2006                          2    $    742,020         0.53%     7.287%        572   $   371,010       77.69%     0.00%
May 2006                           22       9,139,339         6.58      6.131         666       415,425       81.62     49.45
June 2006                         118      47,372,223        34.10      6.069         671       401,460       80.56     57.78
July 2006                          46      19,256,063        13.86      6.154         680       418,610       80.10     69.61
May 2007                            1         343,000         0.25      5.990         594       343,000       62.94    100.00
June 2007                          11       4,224,890         3.04      5.918         672       384,081       84.55     83.38
July 2007                           4       1,716,928         1.24      5.746         678       429,232       85.09     79.50
April 2009                          3         425,126         0.31      5.994         708       141,709       76.00     23.33
May 2009                           12       2,413,893         1.74      5.862         669       201,158       82.53     77.16
June 2009                         171      38,526,484        27.74      5.966         671       225,301       83.09     81.69
July 2009                          63      14,741,934        10.61      6.149         669       233,999       78.88     76.54
                             --------    ------------   ----------   --------    --------   -----------    --------   -------
TOTAL:                            453    $138,901,900       100.00%     6.059%        671   $   306,627       81.23%    68.57%
                             --------    ------------   ----------   --------    --------   -----------    --------   -------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO] OWNIT,
                     SERIES 2004-1

                         GROUP A ASSUMED MORTGAGE POOLS

                       GROUP A FIXED RATE MORTGAGE LOANS

                                                                                                                 ORIGINAL
                                                           ORIGINAL    REMAINING       ORIGINAL     REMAINING    MONTHS TO
                                NET   ORIGINAL REMAINING AMORTIZATION AMORTIZATION  INTEREST-ONLY INTEREST-ONLY PREPAYMENT
                    MORTGAGE MORTGAGE   TERM     TERM        TERM         TERM           TERM          TERM       PENALTY
CURRENT BALANCE ($)  RATE(%)  RATE(%) (MONTHS) (MONTHS)    (MONTHS)     (MONTHS)       (MONTHS)      (MONTHS)   EXPIRATION
------------------- -------- -------- -------- --------- ------------ ------------  ------------- ------------- ----------
         106,752.92    9.880    9.360   180      175         360          355             0             0           24
         109,029.42    7.880    7.360   180      177         360          357             0             0           36
       1,949,147.65    7.503    6.983   360      355         360          355             0             0            0
       1,787,114.90    6.702    6.182   360      356         360          356             0             0           24
         197,360.89    7.130    6.610   360      356         360          356             0             0           30
      18,357,066.54    6.748    6.228   360      356         360          356             0             0           36
         176,000.00    6.500    5.980   360      355         240          240           120           115            0
         943,394.88    7.279    6.759   360      356         240          240           120           116           36
       3,403,896.75   10.257    9.737   180      176         360          356             0             0            0
         337,417.76    9.957    9.437   180      175         360          355             0             0           12
       7,956,764.77    9.670    9.150   180      176         360          356             0             0           24
       1,023,771.13   10.316    9.796   180      175         360          355             0             0           36
          50,938.16   11.688   11.168   240      235         360          355             0             0            0
          35,603.97   11.750   11.230   180      175         180          175             0             0            0
         118,984.41   10.124    9.604   180      176         180          176             0             0           24
          32,250.68   11.130   10.610   240      236         240          236             0             0            0
       4,782,999.31   10.076    9.556   360      356         360          356             0             0            0
         433,197.01   10.632   10.112   360      356         360          356             0             0           12
       6,043,437.05    9.648    9.128   360      356         360          356             0             0           24
         448,192.01    9.185    8.665   360      356         360          356             0             0           36
          59,526.83   11.750   11.230   360      356         240          240           120           116            0

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO] OWNIT,
                     SERIES 2004-1

                     GROUP A ADJUSTABLE RATE MORTGAGE LOANS

                                                                              ORIGINAL REMAINING
                                                      ORIGINAL     REMAINING  INTEREST INTEREST
                          NET    ORIGINAL REMAINING AMORTIZATION AMORTIZATION   ONLY     ONLY
  CURRENT     MORTGAGE  MORTGAGE   TERM     TERM        TERM        TERM        TERM     TERM
BALANCE ($)    RATE(%)   RATE(%) (MONTHS) (MONTHS)    (MONTHS)     (MONTHS)   (MONTHS) (MONTHS)
------------- --------  -------- -------- --------- ------------ ------------ -------- ---------
10,856,865.33  7.072     6.552     360       355         360          355          0        0
 3,639,985.75  6.518     5.998     360       356         360          356          0        0
60,863,603.68  6.339     5.819     360       356         360          356          0        0
 1,652,594.33  7.582     7.062     360       355         360          355          0        0
   343,303.41  6.077     5.557     360       356         360          356          0        0
   773,721.73  5.446     4.926     360       356         360          356          0        0
 8,136,453.37  6.744     6.224     360       356         360          356          0        0
 5,866,977.29  6.552     6.032     360       356         300          300         60       56
 9,563,515.70  6.363     5.843     360       356         300          300         60       56
81,052,364.25  6.318     5.798     360       356         300          300         60       56
 1,899,668.76  6.228     5.708     360       356         300          300         60       56
   376,998.89  5.612     5.092     360       357         300          300         60       57
 8,386,595.69  6.106     5.586     360       356         300          300         60       56

                                                                     NUMBER OF
                                                                      MONTHS                  ORIGINAL
                         INITIAL                            RATE    UNTIL NEXT               MONTHS TO
                          RATE                             CHANGE      RATE                  PREPAYMENT
  CURRENT        GROSS    CHANGE PERIODIC MAXIMUM MINIMUM FREQUENCY ADJUSTMENT                PENALTY
BALANCE ($)    MARGIN(%)  CAP(%)  CAP(%)  RATE(%) RATE(%)  (MONTHS)     DATE      INDEX      EXPIRATION
-------------  --------- ------- -------- ------- ------- --------- ---------- ------------- ----------
10,856,865.33    6.520    3.000   1.000   13.070   7.070      6         19     6 Month LIBOR       0
 3,639,985.75    5.827    3.000   1.000   12.516   6.516      6         20     6 Month LIBOR      12
60,863,603.68    5.849    3.000   1.000   12.337   6.338      6         20     6 Month LIBOR      24
 1,652,594.33    6.965    3.000   1.000   13.580   7.580      6         19     6 Month LIBOR      36
   343,303.41    5.575    3.000   1.000   12.075   6.075      6         32     6 Month LIBOR       0
   773,721.73    4.944    3.000   1.000   11.444   5.444      6         32     6 Month LIBOR      24
 8,136,453.37    6.236    3.000   1.000   12.741   6.741      6         32     6 Month LIBOR      36
 5,866,977.29    6.004    3.000   1.000   12.549   6.549      6         20     6 Month LIBOR       0
 9,563,515.70    5.866    3.000   1.000   12.360   6.360      6         20     6 Month LIBOR      12
81,052,364.25    5.825    3.000   1.000   12.316   6.316      6         20     6 Month LIBOR      24
 1,899,668.76    5.725    3.000   1.000   12.225   6.225      6         20     6 Month LIBOR      36
   376,998.89    4.940    3.000   1.000   11.612   5.612      6         33     6 Month LIBOR      24
 8,386,595.69    5.612    3.000   1.000   12.104   6.104      6         32     6 Month LIBOR      36

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO] OWNIT,
                     SERIES 2004-1

                         GROUP B ASSUMED MORTGAGE POOLS

                        GROUP B FIXED RATE MORTGAGE LOAN

                                                                                                                ORIGINAL
                                                           ORIGINAL    REMAINING      ORIGINAL     REMAINING   MONTHS TO
                               NET    ORIGINAL REMAINING AMORTIZATION AMORTIZATION INTEREST-ONLY INTEREST-ONLY PREPAYMENT
                    MORTGAGE MORTGAGE   TERM     TERM        TERM         TERM          TERM          TERM      PENALTY
CURRENT BALANCE ($)  RATE(%) RATE(%)  (MONTHS) (MONTHS)    (MONTHS)     (MONTHS)      (MONTHS)      (MONTHS)   EXPIRATION
------------------- -------- -------- -------- --------- ------------ ------------ ------------- ------------- ----------
         117,666.19   6.880   6.360     180       176        180          176            0              0          60
       6,111,732.57   6.421   5.901     360       356        360          356            0              0          36
         739,150.58   6.063   5.543     360       356        360          356            0              0          60
         686,265.97   6.427   5.907     360       356        240          240          120            116          36
         102,499.47   6.250   5.730     360       357        240          240          120            117          60
       1,877,833.66   9.971   9.451     180       176        360          356            0              0           0
       1,198,319.04   9.704   9.184     180       176        360          356            0              0          12
      14,175,926.31   9.563   9.043     180       176        360          356            0              0          24
         470,699.06   9.518   8.998     180       176        360          356            0              0          36
          43,738.36  11.130  10.610     180       176        360          356            0              0          60
          41,306.13  10.380   9.860     180       176        180          176            0              0           0
       1,979,281.75   9.818   9.298     360       356        360          356            0              0           0
         745,706.90   9.927   9.407     360       356        360          356            0              0          12
       8,317,590.40   9.290   8.770     360       356        360          356            0              0          24
         320,392.36   9.245   8.725     360       356        360          356            0              0          36
          40,904.60   8.750   8.230     360       356        360          356            0              0          60

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO] OWNIT,
                     SERIES 2004-1

                     GROUP B ADJUSTABLE RATE MORTGAGE LOANS


                                                                              ORIGINAL REMAINING
                                                      ORIGINAL    REMAINING   INTEREST INTEREST
                          NET    ORIGINAL REMAINING AMORTIZATION AMORTIZATION   ONLY     ONLY
   CURRENT     MORTGAGE MORTGAGE   TERM     TERM        TERM        TERM        TERM     TERM
 BALANCE ($)   RATE(%)  RATE(%)  (MONTHS) (MONTHS)    (MONTHS)    (MONTHS)    (MONTHS) (MONTHS)
-------------- -------- -------- -------- --------- ------------ ------------ -------- ---------
    842,987.40  5.864    5.344     360       356        360          356          0        0
  8,919,890.75  5.806    5.286     360       356        360          356          0        0
    230,825.50  4.750    4.230     360       356        360          356          0        0
    826,982.65  5.185    4.665     360       356        360          356          0        0
  1,596,648.83  5.610    5.090     360       356        360          356          0        0
    531,016.68  5.832    5.312     360       355        360          355          0        0
    285,568.20  6.183    5.663     360       356        360          356          0        0
 10,604,491.51  5.974    5.454     360       356        360          356          0        0
 11,075,776.77  5.974    5.454     360       356        360          356          0        0
  4,185,899.16  6.424    5.904     360       356        300          300         60       56
 12,101,238.17  6.258    5.738     360       356        300          300         60       56
 48,883,804.90  6.120    5.600     360       356        300          300         60       56
    704,000.00  5.637    5.117     360       355        300          300         60       55
    640,999.91  6.041    5.521     360       357        300          300         60       57
  3,509,186.20  6.146    5.626     360       356        300          300         60       56
    352,000.00  6.000    5.480     360       357        300          300         60       57
    364,478.75  6.139    5.619     360       356        300          300         60       56
  1,461,049.08  6.181    5.661     360       356        300          300         60       56
 14,317,876.37  6.106    5.586     360       356        300          300         60       56
 17,467,179.06  5.962    5.442     360       356        300          300         60       56

                                                                     NUMBER OF
                                                                      MONTHS                   ORIGINAL
                          INITIAL                            RATE    UNTIL NEXT                MONTHS TO
                           RATE                             CHANGE      RATE                   PREPAYMENT
   CURRENT       GROSS    CHANGE  PERIODIC MAXIMUM MINIMUM FREQUENCY ADJUSTMENT                 PENALTY
 BALANCE ($)    MARGIN(%)  CAP(%)  CAP(%)  RATE(%) RATE(%)  (MONTHS)    DATE        INDEX     EXPIRATION
--------------  --------- ------- -------- ------- ------- --------- ---------- ------------- -----------
    842,987.40    5.364    3.000   1.000   11.864   5.864      6         20     6 Month LIBOR     12
  8,919,890.75    5.315    3.000   1.000   11.805   5.805      6         20     6 Month LIBOR     24
    230,825.50    4.250    3.000   1.000   10.750   4.750      6         20     6 Month LIBOR     60
    826,982.65    4.685    3.000   1.000   11.185   5.185      6         32     6 Month LIBOR     24
  1,596,648.83    5.108    3.000   1.000   11.608   5.608      6         32     6 Month LIBOR     36
    531,016.68    5.329    3.000   1.000   11.829   5.829      6         55     6 Month LIBOR      0
    285,568.20    5.875    3.000   1.000   12.178   6.178      6         56     6 Month LIBOR     24
 10,604,491.51    5.488    3.000   1.000   11.972   5.972      6         56     6 Month LIBOR     36
 11,075,776.77    5.605    3.000   1.000   11.971   5.971      6         56     6 Month LIBOR     60
  4,185,899.16    5.959    3.000   1.000   12.422   6.422      6         20     6 Month LIBOR      0
 12,101,238.17    5.774    3.000   1.000   12.256   6.256      6         20     6 Month LIBOR     12
 48,883,804.90    5.676    3.000   1.000   12.118   6.118      6         20     6 Month LIBOR     24
    704,000.00    5.137    3.000   1.000   11.637   5.637      6         19     6 Month LIBOR     36
    640,999.91    5.541    3.000   1.000   12.041   6.041      6         21     6 Month LIBOR     60
  3,509,186.20    5.644    3.000   1.000   12.144   6.144      6         32     6 Month LIBOR     36
    352,000.00    5.250    3.000   1.000   12.000   6.000      6         33     6 Month LIBOR     60
    364,478.75    5.639    3.000   1.000   12.139   6.139      6         56     6 Month LIBOR      0
  1,461,049.08    5.613    3.000   1.000   12.178   6.178      6         56     6 Month LIBOR     24
 14,317,876.37    5.596    3.000   1.000   12.104   6.104      6         56     6 Month LIBOR     36
 17,467,179.06    5.447    3.000   1.000   11.959   5.959      6         56     6 Month LIBOR     60

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO] OWNIT,
                     SERIES 2004-1

                            ONE MONTH LIBOR CAP TABLE

                                                NOTIONAL
                                                BALANCE        1ML STRIKE        1ML STRIKE
PERIOD  BEGINNING ACCRUAL  ENDING ACCRUAL         ($)       LOWER COLLAR (%)  UPPER COLLAR (%)
------  -----------------  --------------   --------------  ----------------  ----------------
   1         10/29/04          11/25/04      411,783,000.00        6.648            8.895
   2         11/25/04          12/25/04      407,261,473.00        5.949            8.895
   3         12/25/04          01/25/05      401,827,464.60        5.748            8.895
   4         01/25/05          02/25/05      395,500,435.20        5.751            8.895
   5         02/25/05          03/25/05      388,293,411.20        6.408            8.895
   6         03/25/05          04/25/05      380,231,333.00        5.757            8.895
   7         04/25/05          05/25/05      371,346,220.10        5.965            8.895
   8         05/25/05          06/25/05      361,829,401.30        5.767            8.895
   9         06/25/05          07/25/05      351,747,044.50        5.978            8.895
  10         07/25/05          08/25/05      341,943,566.90        5.781            8.895
  11         08/25/05          09/25/05      332,414,584.90        5.788            8.895
  12         09/25/05          10/25/05      323,152,287.90        6.000            8.895
  13         10/25/05          11/25/05      314,149,090.30        5.803            8.895
  14         11/25/05          12/25/05      305,397,624.30        6.016            8.895
  15         12/25/05          01/25/06      296,890,734.30        5.818            8.895
  16         01/25/06          02/25/06      288,621,470.40        5.826            8.895
  17         02/25/06          03/25/06      280,583,082.50        6.497            8.895
  18         03/25/06          04/25/06      272,769,014.60        5.842            8.895
  19         04/25/06          05/25/06      264,940,306.30        6.057            8.895
  20         05/25/06          06/25/06      251,988,550.50        5.959            8.895
  21         06/25/06          07/25/06      239,702,247.90        7.863            8.895
  22         07/25/06          08/25/06      228,083,815.20        7.613            8.895
  23         08/25/06          09/25/06      217,077,235.80        7.624            8.895
  24         09/25/06          10/25/06      206,783,895.20        7.902            8.895
  25         10/25/06          11/25/06      200,138,519.10        7.644            8.895
  26         11/25/06          12/25/06      193,725,218.10        7.947            8.895
  27         12/25/06          01/25/07      187,522,371.60        8.207            8.895
  28         01/25/07          02/25/07      181,525,765.50        8.215            8.895
  29         02/25/07          03/25/07      175,724,881.30        8.895            8.895
  30         03/25/07          04/25/07      170,113,108.10        8.229            8.895
  31         04/25/07          05/25/07      164,684,062.80        8.523            8.895
  32         05/25/07          06/25/07      159,431,582.30        8.271            8.895

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO] OWNIT,
                     SERIES 2004-1

                     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE

          PAYMENT    AVAIL. FUNDS     AVAIL. FUNDS
PERIOD      DATE    CAP (%) (1)(2)   CAP (%) (1)(3)
------  ----------  --------------  ---------------
   1    11/25/2004       7.003           7.003
   2    12/25/2004       6.304           9.250
   3     1/25/2005       6.103           9.250
   4     2/25/2005       6.106           9.250
   5     3/25/2005       6.763           9.250
   6     4/25/2005       6.112           9.250
   7     5/25/2005       6.320           9.250
   8     6/25/2005       6.122           9.250
   9     7/25/2005       6.333           9.250
  10     8/25/2005       6.136           9.250
  11     9/25/2005       6.143           9.250
  12    10/25/2005       6.355           9.250
  13    11/25/2005       6.158           9.250
  14    12/25/2005       6.371           9.250
  15     1/25/2006       6.173           9.250
  16     2/25/2006       6.181           9.250
  17     3/25/2006       6.852           9.250
  18     4/25/2006       6.197           9.250
  19     5/25/2006       6.412           9.250
  20     6/25/2006       6.275           9.250
  21     7/25/2006       7.461           9.250
  22     8/25/2006       7.240           9.250
  23     9/25/2006       7.257           9.250
  24    10/25/2006       7.517           9.250
  25    11/25/2006       7.285           9.250
  26    12/25/2006       7.539           9.250
  27     1/25/2007       7.306           9.250
  28     2/25/2007       7.317           9.250
  29     3/25/2007       8.114           9.496
  30     4/25/2007       7.340           9.250
  31     5/25/2007       7.597           9.250
  32     6/25/2007       7.364           9.250
  33     7/25/2007       7.710           9.601
  34     8/25/2007       7.476           9.304
  35     9/25/2007       7.489           9.310
  36    10/25/2007       7.752           9.626
  37    11/25/2007       7.516           9.322
  38    12/25/2007       7.663           9.522
  39     1/25/2008       7.419           9.745
  40     2/25/2008       7.423           9.739
  41     3/25/2008       7.939          10.402
  42     4/25/2008       7.430           9.722
  43     5/25/2008       7.682          10.037
  44     6/25/2008       7.437           9.704
  45     7/25/2008       7.689          10.066
  46     8/25/2008       7.445           9.734
  47     9/25/2008       7.448           9.725
  48    10/25/2008       7.701          10.039
  49    11/25/2008       7.456           9.706
  50    12/25/2008       7.708          10.020
  51     1/25/2009       7.463           9.732
  52     2/25/2009       7.467           9.724
  53     3/25/2009       8.272          10.755
  54     4/25/2009       7.475           9.704
  55     5/25/2009       7.728          10.017
  56     6/25/2009       7.484           9.687
  57     7/25/2009       7.918          10.314
  58     8/25/2009       7.665           9.969
  59     9/25/2009       7.675           9.964
  60    10/25/2009       7.941          10.293
  61    11/25/2009       7.695           9.958
  62    12/25/2009       7.962          10.287
  63     1/25/2010       7.716          10.050
  64     2/25/2010       7.726          10.047
  65     3/25/2010       8.566          11.120
  66     4/25/2010       7.749          10.041
  67     5/25/2010       8.019          10.374
  68     6/25/2010       7.772          10.038
  69     7/25/2010       8.044          10.467
  70     8/25/2010       7.797          10.127
  71     9/25/2010       7.809          10.125
  72    10/25/2010       8.083          10.461
  73    11/25/2010       7.836          10.123
  74    12/25/2010       8.111          10.460
  75     1/25/2011       7.863          10.212
  76     2/25/2011       7.878          10.211
  77     3/25/2011       8.738          11.305
  78     4/25/2011        ***             ***

(1) Available Funds Cap for the Offered Certificates is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period, multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 1.8900% and 2.1975%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 1.8900% and 2.1975%, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include proceeds from 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO] OWNIT,
                     SERIES 2004-1

                       DISCOUNT MARGIN TABLE (TO CALL)(1)

                                 0%                 80%                  100%                 150%                200%
                           PRICING SPEED       PRICING SPEED        PRICING SPEED        PRICING SPEED       PRICING SPEED
                              TO CALL             TO CALL              TO CALL              TO CALL             TO CALL
                           -------------       -------------        -------------        -------------       -------------
                            DISC MARGIN         DISC MARGIN          DISC MARGIN          DISC MARGIN         DISC MARGIN
                           -------------       -------------        -------------        -------------       -------------
CLASS A-1B

            100.00000%              43.0                43.0                 43.0                 43.0                43.0

             WAL (YRS)             18.56                2.71                 2.08                 1.17                0.90
        MOD DURN (YRS)             14.69                2.58                 2.00                 1.15                0.89
     PRINCIPAL WINDOW      Nov04 - Mar33       Nov04 - Dec12        Nov04 - Mar11        Nov04 - Apr07       Nov04 - Jul06

CLASS A-2

            100.00000%              38.0                38.0                 38.0                 38.0                38.0

             WAL (YRS)             18.15                2.75                 2.10                 1.18                0.91
        MOD DURN (YRS)             14.53                2.62                 2.03                 1.16                0.90
     PRINCIPAL WINDOW      Nov04 - Mar33       Nov04 - Dec12        Nov04 - Mar11        Nov04 - Apr07       Nov04 - Jul06

CLASS M-1

            100.00000%              65.0                65.0                 65.0                 65.0                65.0

             WAL (YRS)             25.92                5.41                 4.74                 3.00                1.84
        MOD DURN (YRS)             18.93                5.03                 4.46                 2.89                1.80
     PRINCIPAL WINDOW      Apr26 - Mar33       Jan08 - Dec12        Jun08 - Mar11        Apr07 - Sep08       Jul06 - Oct06

CLASS M-2

            100.00000%             110.0               110.0                110.0                110.0               110.0

             WAL (YRS)             25.92                5.38                 4.52                 3.91                2.24
        MOD DURN (YRS)             17.94                4.92                 4.21                 3.69                2.16
     PRINCIPAL WINDOW      Apr26 - Mar33       Dec07 - Dec12        Feb08 - Mar11        Sep08 - Sep08       Oct06 - Apr07

CLASS M-3

            100.00000%             135.0               135.0                135.0                135.0               135.0

             WAL (YRS)             25.92                5.37                 4.45                 3.91                2.49
        MOD DURN (YRS)             17.41                4.87                 4.12                 3.67                2.39
     PRINCIPAL WINDOW      Apr26 - Mar33       Dec07 - Dec12        Feb08 - Mar11        Sep08 - Sep08       Apr07 - Apr07

CLASS B-1

            100.00000%             175.0               175.0                175.0                175.0               175.0

             WAL (YRS)             25.92                5.37                 4.42                 3.80                2.49
        MOD DURN (YRS)             16.62                4.81                 4.04                 3.54                2.37
     PRINCIPAL WINDOW      Apr26 - Mar33       Nov07 - Dec12        Jan08 - Mar11        Jun08 - Sep08       Apr07 - Apr07

(1) Assumes 10/29/04 settlement date

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO] OWNIT,
                     SERIES 2004-1

                     DISCOUNT MARGIN TABLE (TO MATURITY)(1)

                                 0%                 80%                 100%                  150%               200%
                            PRICING SPEED      PRICING SPEED        PRICING SPEED        PRICING SPEED       PRICING SPEED
                             TO MATURITY        TO MATURITY          TO MATURITY          TO MATURITY         TO MATURITY
                           -------------       -------------        -------------        -------------       -------------
                             DISC MARGIN        DISC MARGIN          DISC MARGIN          DISC MARGIN         DISC MARGIN
                           -------------       -------------        -------------        -------------       -------------
CLASS A-1B

            100.00000%              43.1                45.8                 46.1                 43.0                43.0

             WAL (YRS)             18.61                2.94                 2.27                 1.17                0.90
        MOD DURN (YRS)             14.72                2.76                 2.16                 1.15                0.89
     PRINCIPAL WINDOW      Nov04 - Jun34       Nov04 - Aug22        Nov04 - Jun19        Nov04 - Apr07       Nov04 - Jul06

CLASS A-2

            100.00000%              38.0                40.7                 41.1                 38.0                38.0

             WAL (YRS)             18.19                3.00                 2.32                 1.18                0.91
        MOD DURN (YRS)             14.55                2.82                 2.21                 1.16                0.90
     PRINCIPAL WINDOW      Nov04 - May34       Nov04 - Feb23        Nov04 - Aug19        Nov04 - Apr07       Nov04 - Jul06

CLASS M-1

            100.00000%              65.1                67.8                 67.8                 71.9                65.0

             WAL (YRS)             26.05                6.04                 5.27                 3.92                1.84
        MOD DURN (YRS)             19.00                5.51                 4.89                 3.68                1.80
     PRINCIPAL WINDOW      Apr26 - May34       Jan08 - Feb20        Jun08 - Jan18        Apr07 - Mar15       Jul06 - Oct06

CLASS M-2

            100.00000%             110.2               114.5                114.5                123.6               110.0

             WAL (YRS)             26.04                5.98                 5.00                 5.32                2.24
        MOD DURN (YRS)             17.99                5.37                 4.59                 4.90                2.16
     PRINCIPAL WINDOW      Apr26 - Apr34       Dec07 - Jun19        Feb08 - Oct16        Dec08 - Apr12       Oct06 - May07

CLASS M-3

            100.00000%             135.2               140.0                140.0                140.4               139.1

             WAL (YRS)             26.04                5.91                 4.88                 4.28                2.66
        MOD DURN (YRS)             17.46                5.27                 4.45                 3.99                2.54
     PRINCIPAL WINDOW      Apr26 - Mar34       Dec07 - Jan18        Feb08 - Apr15        Sep08 - Apr11       May07 - Aug07

CLASS B-1

           100.00000%              175.2               180.8                180.9                179.9               191.9

            WAL (YRS)              26.04                5.87                 4.81                 4.05                3.14
       MOD DURN (YRS)              16.66                5.16                 4.34                 3.75                2.94
     PRINCIPAL WINDOW      Apr26 - Feb34       Nov07 - Apr17        Jan08 - Sep14        Jun08 - Dec10       Aug07 - Feb12

(1)   Assumes 10/29/04 settlement date

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO] OWNIT,
                     SERIES 2004-1

BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static (1ML = 1.8900%, 6ML = 2.1975%) and forward LIBOR, and at varying loss severity percentages. Other assumptions include: (1) prepayment speed at 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans,
(2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) triggers fail (i.e., no stepdown):

                                             STATIC LIBOR                               FORWARD LIBOR
                                ------------------------------------      --------------------------------------
                                35% LOSS     45% LOSS       55% LOSS      35% LOSS       45% LOSS       55% LOSS
                                SEVERITY     SEVERITY       SEVERITY      SEVERITY       SEVERITY       SEVERITY
                                --------     --------       --------      --------       --------       --------
CLASS M-1         CDR Break       35.539%      25.862%        20.321%       33.019%        23.743%        18.510%
                  Cum Loss         20.30%       21.54%         22.43%        19.46%         20.39%         21.03%
                                --------     --------       --------      --------       --------       --------
CLASS M-2         CDR Break       24.313%      18.346%        14.730%       21.695%        16.187%        12.900%
                  Cum Loss         16.10%       17.09%         17.79%        14.93%         15.62%         16.09%
                                --------     --------       --------      --------       --------       --------
CLASS M-3         CDR Break       21.588%      16.432%        13.267%       18.948%        14.268%        11.429%
                  Cum Loss         14.88%       15.78%         16.43%        13.60%         14.22%         14.63%
                                --------     --------       --------      --------       --------       --------
CLASS B-1         CDR Break       19.232%      14.750%        11.961%       16.583%        12.577%        10.122%
                  Cum Loss         13.74%       14.57%         15.16%        12.37%         12.91%         13.28%
                                --------     --------       --------      --------       --------       --------

                           [FORWARD LIBOR LINE GRAPH]

                             [PLOT POINTS TO COME]

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO] OWNIT,
                     SERIES 2004-1

                                  EXCESS SPREAD

The table below displays excess spread in bps. Calculations are run to call at both static (1ML = 1.8900%, 6ML = 2.1975%) and forward LIBOR. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date minus (b) the total interest due on the Offered Certificates, divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Other assumptions include: (1) prepayment speed is 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) no defaults and no losses:

                  EXCESS SPREAD IN BPS        EXCESS SPREAD IN BPS
PERIOD               (STATIC LIBOR)              (FORWARD LIBOR)
-------           --------------------        --------------------
Avg yr1                   378                          329
Avg yr2                   403                          293
Avg yr3                   466                          362
Avg yr4                   473                          348
Avg yr5                   493                          346

          EXCESS                        EXCESS
        SPREAD IN                      SPREAD IN
           BPS       1 MONTH  6 MONTH     BPS
         (STATIC     FORWARD  FORWARD  (FORWARD
PERIOD    LIBOR)      LIBOR    LIBOR    LIBOR)
------  ---------    -------  -------  ---------
  1         450       1.8900%  2.1975%    450
  2         380       2.0428%  2.2773%    364
  3         359       2.1454%  2.3590%    334
  4         359       2.2660%  2.4259%    321
  5         424       2.3619%  2.4928%    377
  6         359       2.3684%  2.5444%    311
  7         379       2.4388%  2.6068%    324
  8         358       2.5098%  2.6750%    297
  9         379       2.5514%  2.7396%    312
 10         358       2.6149%  2.8161%    286
 11         358       2.6811%  2.9008%    280
 12         378       2.7611%  2.9778%    292
 13         358       2.8315%  3.0565%    265
 14         378       2.8997%  3.1437%    278
 15         357       3.0164%  3.2183%    247
 16         357       3.0967%  3.2870%    240
 17         423       3.1680%  3.3593%    296
 18         357       3.2338%  3.4214%    226
 19         377       3.3023%  3.4789%    239
 20         361       3.3728%  3.5382%    222
 21         478       3.4201%  3.5937%    401
 22         454       3.4882%  3.6469%    367
 23         453       3.5564%  3.7029%    359
 24         477       3.5855%  3.7474%    381
 25         452       3.6483%  3.7965%    348
 26         476       3.7107%  3.8462%    368
 27         451       3.7352%  3.8900%    359
 28         450       3.7943%  3.9351%    352
 29         528       3.8501%  3.9812%    434
 30         449       3.8724%  4.0219%    342
 31         473       3.9267%  4.0649%    363
 32         447       3.9809%  4.1103%    330
 33         480       3.9998%  4.1487%    384
 34         454       4.0509%  4.1930%    349
 35         453       4.1019%  4.2331%    343
 36         478       4.1274%  4.2703%    368
 37         452       4.1756%  4.3112%    333
 38         471       4.2229%  4.3474%    349
 39         454       4.2483%  4.3849%    341
 40         457       4.2957%  4.4273%    339
 41         510       4.3348%  4.4623%    397
 42         461       4.3589%  4.4995%    336
 43         487       4.4022%  4.5397%    361
 44         464       4.4416%  4.5748%    330
 45         490       4.4753%  4.6111%    368
 46         466       4.5172%  4.6509%    335
 47         467       4.5546%  4.6856%    331
 48         492       4.5818%  4.7193%    357
 49         468       4.6212%  4.7560%    324
 50         494       4.6576%  4.7893%    350
 51         470       4.6934%  4.8237%    328
 52         471       4.7314%  4.8572%    325
 53         552       4.7641%  4.8889%    416
 54         472       4.7882%  4.9214%    318
 55         497       4.8233%  4.9485%    344
 56         473       4.8567%  4.9750%    311
 57         516       4.8843%  5.0018%    378
 58         491       4.9183%  5.0219%    343
 59         492       4.9477%  5.0411%    340
 60         519       4.9531%  5.0616%    371
 61         495       4.9825%  5.0877%    338
 62         522       5.0084%  5.1152%    366
 63         497       5.0054%  5.1452%    353
 64         499       5.0328%  5.1714%    351
 65         583       5.0613%  5.1998%    449
 66         502       5.1172%  5.2278%    343
 67         529       5.1450%  5.2493%    372
 68         505       5.1700%  5.2717%    339
 69         532       5.1704%  5.2977%    386
 70         508       5.1952%  5.3356%    352
 71         509       5.2227%  5.3793%    350
 72         537       5.2508%  5.4153%    379
 73         513       5.2752%  5.4518%    346
 74         541       5.3129%  5.4898%    375
 75         516       5.4051%  5.5269%    347
 76         518       5.4321%  5.5489%    345
 77         605       5.4540%  5.5743%    447
 78         ***       5.4756%  5.5965%    ***

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.